UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule §240.14a-12

ModusLink Global Solutions, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MODUSLINK GLOBAL SOLUTIONS, INC.

1601 TRAPELO ROAD

WALTHAM, MASSACHUSETTS 02451

[DATE], 2011

Dear ModusLink Global Solutions Stockholder:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders (the “2011 Meeting”) of ModusLink Global Solutions, Inc., which will be held at the [                    ], on [DATE], at 9:00 a.m. Eastern time.

Information about the meeting and the various matters on which the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement which follow. Also included are a WHITE Proxy Card and postage-paid return envelope. You are urged to read the Proxy Statement carefully and, whether or not you plan to attend the 2011 Meeting, to promptly submit a proxy: (a) by telephone or the Internet following the easy instructions on the enclosed WHITE proxy card or (b) by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided.

Whether or not you plan to attend the 2011 Meeting, it is important that your shares are represented and voted at the 2011 Meeting. Therefore, I urge you to promptly submit your proxy to vote via the Internet, by telephone or by signing, dating and returning the completed WHITE proxy card. Voting by any of these methods will ensure your representation at the 2011 Meeting.

I look forward to greeting those of you who attend the 2011 Meeting.

Sincerely,

Joseph C. Lawler
Chairman, President and Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT

If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies:

INNISFREE M&A INCORPORATED

Stockholders Call Toll-Free: 877-750-5836

Banks and Brokers Call Collect: 212-750-5833

MODUSLINK GLOBAL SOLUTIONS, INC.

1601 TRAPELO ROAD

WALTHAM, MASSACHUSETTS 02451

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [DATE]

To the Stockholders of ModusLink Global Solutions, Inc.:

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Stockholders (the “2011 Meeting”) of ModusLink Global Solutions, Inc. (the “Company”) will be held at the [                    ], on [DATE], at 9:00 a.m. Eastern time, for the following purposes:

1. To elect two Directors to serve in Class III until the 2014 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

2. To approve, on an advisory basis, the compensation of our named executive officers;

3. To approve, on an advisory basis, the frequency of future executive compensation advisory votes;

4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year;

5. To approve the Tax Benefit Preservation Plan adopted by the Board of Directors (the “Board”) on October 17, 2011;

6. To vote on a non-binding stockholder proposal recommending that the Board amend the Company’s certificate of incorporation and bylaws to eliminate our classified Board, if properly presented at the 2011 Meeting; and

7. To transact such other business that may properly come before the 2011 Meeting or any adjournments or postponements thereof.

The Board has no knowledge of any other business to be transacted at the 2011 Meeting. Only stockholders of record at the close of business on [DATE] are entitled to notice of, and to vote at, the 2011 Meeting and any adjournments or postponements thereof. All stockholders are cordially invited to attend the 2011 Meeting.

By Order of the Board of Directors,

Waltham, Massachusetts	Peter L. Gray, Executive Vice President,
[DATE]	General Counsel and Secretary

IMPORTANT

Whether or not you expect to attend the 2011 Meeting in person, please submit your proxy to vote as soon as possible. As an alternative to voting in person at the 2011 Meeting, you may submit your proxy via the Internet, by telephone, or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. For detailed information regarding voting instructions, please refer to the section entitled “How to Vote” on page 1 of the Proxy Statement. You may revoke a previously delivered proxy at any time prior to the 2011 Meeting. If you decide to attend the 2011 Meeting and wish to change your proxy vote, you may do so by voting in person at the 2011 Meeting.

Please note that if you hold your shares in “street name” (through a bank, broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership in the Company as of the record date to be allowed into the 2011 Meeting.

If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies:

INNISFREE M&A INCORPORATED

Stockholders Call Toll-Free: 877-750-6836

Banks and Brokers Call Collect: 212-750-5834

Use of cameras, cell phones, recording equipment and other electronic devices will not be permitted at the 2011 Meeting. The Company reserves the right to inspect any person or item prior to admission to the 2011 Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2011 Meeting To Be Held on                     : This Proxy Statement and our 2011 Annual Report are available for viewing, printing and downloading at www.moduslink.com/proxymaterials.

MODUSLINK GLOBAL SOLUTIONS, INC.

1601 TRAPELO ROAD

WALTHAM, MASSACHUSETTS 02451

PROXY STATEMENT

For the Annual Meeting of Stockholders

To Be Held on [DATE]

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ModusLink Global Solutions, Inc., a Delaware corporation (“we” or the “Company”), for use at the Company’s 2011 Annual Meeting of Stockholders (the “2011 Meeting”), which will be held at the [    ], on [DATE], at 9:00 a.m. Eastern time, and at any adjournments or postponements thereof. On or about [DATE], we are mailing these proxy materials together with an annual report, consisting of our Annual Report on Form 10-K for the fiscal year ended July 31, 2011 (the “2011 Annual Report”) and other information required by the rules of the Securities and Exchange Commission. The Company’s principal executive offices are located at 1601 Trapelo Road, Waltham, Massachusetts 02451 and its telephone number is (781) 663-5000.

STOCKHOLDERS ENTITLED TO VOTE

Only holders of record of the Company’s common stock, par value $.01 per share (the “Common Stock”), as of the close of business on [    ], 2011 (the “Record Date”), are entitled to notice of and to vote at the 2011 Meeting. As of the Record Date, [    ] shares of Common Stock were outstanding. Each share of Common Stock entitles the record holder thereof to one vote on each matter brought before the 2011 Meeting.

HOW TO VOTE

Your vote is very important to the Board. Whether or not you plan to attend the 2011 Meeting, we urge you to submit your proxy to vote your shares today.

If You Are a Registered Holder of Common Stock

If you are a registered holder of Common Stock, you may vote your shares either by voting by proxy in advance of the 2011 Meeting or by voting in person at the 2011 Meeting. By submitting a proxy, you are legally authorizing another person to vote your shares on your behalf. We urge you to use the enclosed WHITE proxy card to vote FOR the Board’s nominees. If you submit your executed WHITE proxy card, but you do not indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations set forth in this Proxy Statement. In addition, if any other matters are brought before the 2011 Meeting (other than the proposals contained in this Proxy Statement), then the individuals listed on the WHITE proxy card will have the authority to vote your shares on those other matters in accordance with their discretion and judgment.

Whether or not you plan to attend the 2011 Meeting, we urge you to promptly submit a proxy: (a) via the Internet or by telephone following the easy instructions on the enclosed WHITE proxy card or (b) by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. If you later decide to attend the 2011 Meeting and vote in person, that vote will automatically revoke any previously submitted proxy.

If You Hold Your Shares in “Street Name”

If you hold your shares in “street name”, i.e., through a bank, broker or other holder of record (a “custodian”), your custodian is required to vote your shares on your behalf in accordance with your instructions. If you do not give instructions to your custodian, your custodian will not be permitted to vote your shares with respect to “non-discretionary” items, such as the election of Directors.

Under the rules of The NASDAQ Stock Market LLC (“Nasdaq”), if you do not give instructions to your custodian, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. The ratification of the appointment of our independent registered public accounting firm (Proposal 4) is a discretionary item. The election of Directors (Proposal 1) is a non-discretionary item, as are Proposals 2, 3, 5 and 6. Accordingly, if you do not give instructions to your custodian with respect to such proposals, or if your custodian does not exercise its discretionary authority with respect to such proposals, your shares will be treated as “broker non-votes” on these particular matters. “Broker non-votes” are shares with respect to which a bank or brokerage firm does not receive voting instructions from the beneficial holder and does not have or exercise the discretionary authority in voting on a proposal.

Accordingly, we urge you to promptly give instructions to your custodian to vote FOR the Board’s nominees by using the WHITE voting instruction card provided to you by your custodian. Please note that if you intend to vote your street name shares in person at the 2011 Meeting, you must provide a “legal proxy” from your custodian at the 2011 Meeting.

How Does the Board Recommend I Vote?

The Board recommends a vote:

FOR the election of each of the Board’s nominees;

FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as such information is disclosed in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure beginning on page 20 (commonly referred to as “say-on-pay”);

FOR holding a say-on-pay vote EVERY YEAR;

FOR the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year;

FOR the approval of the Tax Benefit Preservation Plan; and

AGAINST a non-binding stockholder proposal recommending that the Board amend the Company’s certificate of incorporation and bylaws to eliminate our classified Board, if properly presented at the 2011 Meeting.

If You Receive a Proxy From Peerless Systems Corporation

Representatives of Peerless Systems Corporation (“Peerless”) have stated that they may propose their own Director nominees and the stockholder proposal described above at the 2011 Meeting. The Company does not know whether Peerless will in fact nominate individuals for election as Directors or present the stockholder proposal described above at the 2011 Meeting or solicit proxies for that purpose. Nominations by Peerless and Proposal 6 have NOT been endorsed by the Board. The Company is not responsible for the accuracy of any information contained in any proxy solicitation materials used by Peerless or any other statements that they may otherwise make.

The Board recommends that you DO NOT sign or return any [color] proxy card that may be sent to you by Peerless, even as a protest. Voting against Peerless’s nominees on a [color] proxy card that Peerless sends you is not the same as voting for the Board’s nominees, because a vote against the Peerless’s nominees on its [color] proxy card will revoke any previous proxy submitted by you. If you have previously submitted a [color] proxy card, we urge you to revoke that proxy by voting in favor of the Board’s nominees by using the enclosed WHITE proxy card. Only the latest validly executed proxy that you submit will be counted.

Questions on How to Vote

If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies:

INNISFREE M&A INCORPORATED

Stockholders Call Toll-Free: 877-750-5836

Banks and Brokers Call Collect: 212-750-5834

QUORUM AND VOTES REQUIRED

Quorum

The presence of a majority of the outstanding shares of Common Stock represented in person or by proxy and entitled to vote at the 2011 Meeting will constitute a quorum.

Votes Required

The two nominees for Director receiving the highest vote totals will be elected as Directors of the Company.

Approval of Proposals 2, 4, and 6 requires the affirmative vote of a majority of the votes cast, and approval of Proposal 5 requires the affirmative vote of the majority in voting power of all outstanding shares of Common Stock that are present in person or by proxy at the 2011 Meeting and entitled to vote on Proposal 5.

Because Proposal 3 seeks the input of stockholders and provides stockholders with multiple voting options, there is no minimum vote requirement for Proposal 3.

Withheld Votes, Abstentions and Broker Non-Votes

With respect to the proposal to elect Directors and assuming that Peerless does in fact nominate its own slate of two Directors, withheld votes and any “broker non-votes” would have the effect of reducing the likelihood that the applicable Director nominee of the Company would be elected, as only the two nominees that receive the highest vote totals will be elected. If Peerless does not nominate any Directors, withheld votes and “broker non-votes” will have no practical effect in the election of Directors, as only two nominees will be up for election. A “broker non-vote” occurs when a custodian does not vote on a particular proposal because it has not received voting instructions from the applicable beneficial owner and does not have discretionary voting power on the matter in question.

With respect to Proposals 2, 3, 4 and 6, abstentions and any “broker non-votes” will not be included in the vote totals and, as such, will have no effect on the outcome of these proposals. With respect to Proposal 5, abstentions are considered shares “present and entitled to vote” at the meeting and therefore will have the same effect as voting against the proposal. “Broker non-votes” will not be treated as shares which are “present and entitled to vote” on Proposal 5 and, as such, will have no effect on the outcome of Proposal 5.

ATTENDANCE AT THE ANNUAL MEETING

Attendance at the 2011 Meeting or any adjournment or postponement thereof will be limited to stockholders of the Company and its guests. If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the 2011 Meeting or any adjournment or postponement thereof. Please be prepared to present photo identification for admission. If you hold your shares in street name, you will need to provide proof of beneficial ownership, such as a brokerage account statement or other similar evidence of ownership, as well as photo identification, in order to be admitted to the 2011 Meeting. Please note that if you hold your shares in street name and intend to vote in person at the 2011 Meeting, you must also provide a “legal proxy” obtained from your custodian.

HOW TO REVOKE YOUR PROXY

Your proxy is revocable. The procedure you must follow to revoke your proxy depends on how you hold your shares.

If you are a registered holder of Common Stock, you may revoke a previously submitted proxy by submitting another valid proxy (whether by phone, the Internet or mail) or by providing a signed letter of revocation to the Secretary of the Company, at the principal executive offices of the Company, 1601 Trapelo Road, Waltham, Massachusetts 02451, before the closing of the polls at the 2011 Meeting. Only the latest-dated validly executed proxy will count. You also may revoke any previously submitted proxy by attending the 2011 Meeting and voting your shares in person. Note that simply attending the 2011 Meeting without taking one of the above actions will not revoke your proxy.

If you hold shares in street name, in general, you may revoke a previously submitted voting instruction by submitting to your custodian another valid voting instruction (whether by phone, the Internet or mail) or a signed letter of revocation. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has eight members and is divided into three classes. A class of Directors is elected each year for a three-year term. The current term of the Company’s Class III Directors, who are Thomas H. Johnson and Jeffrey J. Fenton, will expire at the 2011 Meeting. The nominees for Class III Director for election at the 2011 Meeting are Thomas H. Johnson and Jeffrey J. Fenton. If either of Mr. Johnson or Mr. Fenton is elected at the 2011 Meeting, such individual will be elected to serve for a term of three years that will expire at the Company’s 2014 Annual Meeting of Stockholders and until such individual’s successor is elected and qualified. The persons named as proxies will vote for each of Mr. Johnson and Mr. Fenton for election to the Board as a Class III Director unless the proxy card is marked otherwise.

(THE BOARD RECOMMENDS USING THE ENCLOSED WHITE PROXY CARD TO VOTE FOR THE TWO NOMINEES LISTED BELOW.)

Peerless has stated that it may propose its own Director nominees for election at the 2011 Meeting. If Peerless does in fact nominate candidates for election to the Board, the number of nominees for election as Directors at the 2011 Meeting will exceed the number of Directors to be elected at the 2011 Meeting. The two nominees standing for election who receive the greatest number of votes cast at the 2011 Meeting will be elected as Directors.

The Board recommends that you DO NOT sign or return any [color] proxy card that may be sent to you by Peerless, even as a protest. Voting against Peerless’s nominees on a [color] proxy card that Peerless sends you is not the same as voting for the Board’s nominees, because a vote against Peerless’s nominees on its [color] proxy card will revoke any previous proxy submitted by you. If you have previously submitted a [color] proxy card, we urge you to revoke that proxy by voting in favor of the Board’s nominees by using the enclosed WHITE proxy card. Only the latest validly executed proxy that you submit will be counted.

Information Concerning the Directors and the Board’s Nominees

Biographical and certain other information concerning the members of the Board and the nominees for election as a member of the Board are set forth below:

Class III Director Nominees for a three year term expiring at the 2014 Annual Meeting of Stockholders

Thomas H. Johnson, age 62. Mr. Johnson has served as a Director of the Company since April 2006. Since January 2009, Mr. Johnson has served as the Chief Executive Officer of The Taffrail Group, LLC, an international advisory firm. From November 2005 to the present, Mr. Johnson has been Managing Partner of THJ Investments, L.P., a private investment entity. Mr. Johnson served as Chairman and Chief Executive Officer of Chesapeake Corporation, a specialty packaging manufacturer, from August 1997 to November 2005. Mr. Johnson is also a director of Coca-Cola Enterprises, Inc., GenOn Energy, Inc. and Universal Corporation. Mr. Johnson’s prior board experience includes Mirant Corporation and Superior Essex Inc. Mr. Johnson provides to the Board more than 15 years of leadership and financial experience, including service as the chief executive officer of several large corporations, including a publicly traded packaging company with international operations. Mr. Johnson also has extensive international management experience in Europe and Asia. Mr. Johnson’s contributions are complemented by his experience serving as an outside director of multiple public companies, including such companies’ audit, nominating and governance and compensation committees.

Jeffrey J. Fenton, age 53. Mr. Fenton has served as a Director of the Company since November 2010. Since March 2004, Mr. Fenton has served as a Principal of Devonshire Advisors LLC, an advisory services firm. From March 2004 to April 2008, Mr. Fenton also served as Senior Advisor to Cerberus Capital Management L.P., a leading private investment firm. From 1999 to October 2002, Mr. Fenton served as the Chief Executive Officer of Maxim Crane Works. Mr. Fenton served as the Chief Executive Officer of GE Capital Modular Space and as an officer of GE Capital Corporation from 1998 to 1999. Mr. Fenton served as a director of Bluelinx Holdings Inc., Formica Corporation, IAP Worldwide Services and Transamerica Trailer Leasing Co. Mr. Fenton brings to the Board significant finance, international business and leadership experience, having served as a senior advisor at a leading private investment firm as well as chief executive officer of a major industrial company.

Vote Required

The two nominees for Director receiving the highest vote totals will be elected as Directors of the Company. With respect to this proposal to elect Directors and assuming that Peerless does in fact nominate its own slate of two Directors, withheld votes and any “broker non-votes” would have the effect of reducing the likelihood that the applicable Director nominee of the Company would be elected, as only the two nominees that receive the highest vote totals will be elected. If Peerless does not nominate any Directors, withheld votes and “broker non-votes” will have no practical effect in the election of Directors, as only two nominees will be up for election.

The Board unanimously recommends a vote FOR each of the two above nominees for Director using the enclosed WHITE proxy card.

Class I Directors Continuing in Office until the 2012 Annual Meeting of Stockholders

Francis J. Jules, age 54. Mr. Jules has served as a Director of the Company since February 2003 and as presiding director since August 2006. Mr. Jules has served as Executive Vice President, Global Enterprise Solutions, of AT&T, Inc., a local telephone and access provider, since November 2010. From September 2007 until November 2010, Mr. Jules served as President and Chief Executive Officer of AT&T Advertising Solutions, a subsidiary of AT&T, Inc. From November 2005 until September 2007, Mr. Jules served as Senior Vice President, Network Integration, of AT&T Operations, Inc. From February 2003 to November 2005, Mr. Jules served as President of SBC Global Markets East, a subsidiary of SBC Communications, Inc., a data, voice and Internet service provider. During 2002, Mr. Jules served as Chief Executive Officer and as a director of US LEC Corp., a public telecommunications company now conducting business as PAETEC Holding Corp. Mr. Jules provides the Board with experience through his service in executive leadership roles in global organizations in the telecommunications industry, including extensive sales management responsibilities and expertise.

Joseph C. Lawler, age 61. Mr. Lawler has served as a Director of the Company since August 2004. Mr. Lawler has served as President and Chief Executive Officer of the Company since August 2004, and also became Chairman in August 2006. From 1995 to March 2004, Mr. Lawler served in various positions with R.R. Donnelley & Sons Company, a provider of full-service global print solutions, most recently as Executive Vice President. While at R.R. Donnelley, Mr. Lawler had management responsibilities for logistics, financial, direct mail and international operations. Mr. Lawler has led the Company for more than seven years. As Chairman, President and Chief Executive Officer, Mr. Lawler brings to the Board his thorough knowledge of the Company’s business, strategy, people, operations, competition and financial position. Mr. Lawler also provides executive leadership and strategic vision.

Michael J. Mardy, age 62. Mr. Mardy has served as a Director of the Company since May 2003. Since July 2003, Mr. Mardy has served as Executive Vice President and Chief Financial Officer of Tumi, Inc., a retailer of prestige luggage and business accessories. Mr. Mardy is also a director and chairman of the audit committee of Green Mountain Coffee Roasters, Inc. Mr. Mardy provides to the Board expertise in finance and accounting, including experience gained through a career in finance including serving as chief financial officer of several companies. Mr. Mardy also brings experience serving as a public company outside director and chairman of public company audit committees.

Class II Directors Continuing in office until the 2013 Annual Meeting of Stockholders

Virginia G. Breen, age 47. Ms. Breen has served as a Director of the Company since April 2001. Since July 2011, Ms. Breen has been a Partner of Chelsea Partners, a company providing board advisory services. From August 1995 to 2011, Ms. Breen was a General Partner of Blue Rock Capital, L.P., a venture capital firm, which she co-founded, that invested in information technology and service businesses. From 2002 to 2011, Ms. Breen was a General Partner of Sienna Ventures, a venture capital firm that invests in information technology and service businesses. In addition, Ms. Breen serves as a Director/Trustee of four hedge funds, equity funds and real estate investment trusts that are associated with Bank of America/US Trust Company, N.A. and 12 hedge funds and equity funds associated with UBS Alternative Investments US. Ms. Breen provides the Board with extensive industry knowledge in information technology and service business markets, as well as leadership and governance experience through service as a director of numerous financial services investment funds sponsored by leading investment banking firms.

Edward E. Lucente, age 71. Mr. Lucente has served as a Director of the Company since April 2006. From January 1998 to December 2000, Mr. Lucente served as President, Chief Executive Officer and Chairman of the Board of QMS, Inc., a developer, manufacturer, and supplier of document printing solutions. From 1991 to 1993, Mr. Lucente served as Executive Vice President of Northern Telecom (Nortel), a designer and manufacturer of telephone and IP-optimized networks. From 1961 to 1991, Mr. Lucente served in various senior management positions with International Business Machines Corporation (IBM), including President of the Information Products Division; Group Executive, Marketing, Services and Sales; and IBM Vice President and Group Executive, Asia Pacific Group. Mr. Lucente is also a Trustee Emeritus of Carnegie Mellon University. Mr. Lucente brings to the Board leadership experience, including service in executive roles at several international corporations, sales and marketing insights, as well as extensive experience overseas, especially in Asia.

Joseph M. O’Donnell, age 65. Mr. O’Donnell has served as a Director of the Company since November 2010. From March 2008 to April 2009, Mr. O’Donnell served as Chief Executive Officer of Inmar Inc., a leading provider of technology-driven logistics and supply chain software and services. From June 1994 to May 2006, Mr. O’Donnell served as Chief Executive Officer and Chairman of the Board of Directors of Artesyn Technologies, Inc., a supplier of power conversion equipment and real-time embedded computing solutions to telecommunications equipment suppliers. Mr. O’Donnell currently serves as a director of Comverge, Inc., a leading provider of smart grid, demand management and energy efficiency solution and Comverse Technology, Inc., the world’s leading provider of software and systems enabling value-added services for voice, messaging, mobile Internet and mobile advertising, converged billing and active customer management, and IP communications and as a trustee of the BPV Family of Funds, a diversified, open-end management investment company advised by BPV Wealth Management, LLC. Mr. O’Donnell also serves as a member of the University of Tennessee School of Business Advisory Board. Mr. O’Donnell’s prior board experience includes Boca Research Inc., Cincinnati Microwave Inc., MTS Systems Corporation, Parametric Technology Corporation, Superior Essex Inc. and V Band Corp. Mr. O’Donnell brings to the Board over 30 years of management experience in the technology, electronics and supply chain industries, including service in the chief executive officer role, as well as extensive experience serving as an outside director of multiple public companies.

CORPORATE GOVERNANCE AND BOARD MATTERS

The Company maintains a corporate governance page on its website which includes key information about its corporate governance initiatives, including its Code of Business Conduct and Ethics, Corporate Governance Guidelines, and charters for each of the Audit Committee, Human Resources and Compensation Committee and Nominating and Corporate Governance Committee of the Board. The corporate governance page can be found by clicking on “Governance” under the Investor Relations tab on our website at www.moduslink.com.

The Company has policies and practices that promote good corporate governance and are compliant with the listing requirements of Nasdaq and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

•	The Board has adopted clear corporate governance policies;

•	A majority of the Board members are independent of the Company and its management;

•	All members of the Audit Committee, the Human Resources and Compensation Committee, and the Nominating and Corporate Governance Committee are independent;

•	The independent members of the Board meet regularly without the presence of management;

•

The Company has a code of business conduct and ethics, which applies to all employees, is monitored by its internal audit function and Chief Compliance Officer and is annually affirmed by its employees;

•	The charters of the Board committees clearly establish their respective roles and responsibilities;

•

The Company has an ethics hotline available to all employees, and the Company’s Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters;

•

The Company’s internal audit control function maintains critical oversight over the key areas of its business and financial processes and controls, and reports directly to the Company’s Audit Committee; and

•	The Company also has stock ownership guidelines for its non-employee Directors and executive officers.

Board Leadership Structure

In August 2006, upon the appointment of Mr. Lawler, the Company’s President and Chief Executive Officer, as Chairman of the Board, the Company established the position of presiding director, to serve as its lead independent director. The duties of the presiding director, as set forth in the Company’s Corporate Governance Guidelines, as amended to date, include (i) chairing any meeting of the independent Directors in executive session, (ii) facilitating communications between other members of the Board and the Chairman and Chief Executive Officer (however, each Director is free to communicate directly with the Chairman and Chief Executive Officer), (iii) in the event a stockholder seeks to communicate with the Board, accepting and responding to such communications in conjunction with the Chairman and Chief Executive Officer, and (iv) working with the Chairman and Chief Executive Officer (a) in the preparation of the agenda for each Board meeting, (b) in scheduling the time devoted to matters at each Board meeting and (c) as required, in determining the need for special meetings of the Board. The appointment of presiding director may rotate among the independent Directors, but no more frequently than annually, and the Board periodically reviews the matter to determine if and when a rotation is advisable. The presiding director is currently Mr. Jules, who has served in this role since August 2006.

Independence of Members of the Board

The Board has determined that each of Virginia G. Breen, Jeffrey J. Fenton, Thomas H. Johnson, Francis J. Jules, Edward E. Lucente, Michael J. Mardy and Joseph M. O’Donnell, constituting a majority of the Directors of the Company, satisfies the criteria for being an “independent director” under the standards of Nasdaq and has no material relationship with the Company other than by virtue of service on the Board. In determining that Mr. Johnson satisfies the criteria for being an “independent director”, the Board reviewed and considered the Company’s business relationship with The Taffrail Group, LLC, of which Mr. Johnson is the chief executive officer.

Board and Committee Meetings

During the fiscal year ended July 31, 2011 (“fiscal 2011”), the Board held 24 meetings (including by telephone conference). During fiscal 2011, each incumbent Director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of the committees on which he or she served. During fiscal 2011, all of the independent Directors of the Company met regularly, in an executive session of a regularly scheduled Board meeting, outside of the presence of the non-independent Director and executive officers of the Company. The Company’s Directors are strongly encouraged to attend the Company’s Annual Meeting of Stockholders. All of the Company’s Directors serving at the time of the 2010 Annual Meeting of Stockholders attended such meeting.

The Board has five standing committees: the Audit Committee, the Human Resources and Compensation Committee, the Nominating and Corporate Governance Committee, the Technology Committee and the Business Development Committee. Each committee reports regularly to the full Board on its activities.

Audit Committee

The Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which assists the Board in fulfilling its responsibilities to stockholders concerning the Company’s financial reporting and internal controls and facilitates open communication among the Audit Committee, Board, outside auditors and management. The Audit Committee discusses with management and the Company’s outside auditors the financial information developed by the Company, the Company’s systems of internal controls and the Company’s audit process. The Audit Committee is solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The independent auditors meet with the Audit Committee (both with and without the presence of the Company’s management) to review and discuss various matters pertaining to the audit, including the Company’s financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company. The Audit Committee oversees the internal audit functions and the senior-most internal auditor reports directly to the Audit Committee. The Audit Committee pre-approves all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor. The Audit Committee coordinates the Board’s oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee is charged with establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, internal accounting controls or auditing matters. The Audit Committee reviews all related party transactions on an ongoing basis and all such transactions must be approved or ratified by the Audit Committee. The Audit Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Audit Committee, a copy of which can be found under the “Investor Relations—Governance” section of the Company’s website at www.moduslink.com. The contents of our website are not part of this Proxy Statement, and our internet address is included in this document as an inactive textual reference only. The Audit Committee consists of Virginia G. Breen, Francis J. Jules, Michael J. Mardy (Chair) and Joseph M. O’Donnell, each of whom is independent as defined in applicable Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Board has determined that Michael J. Mardy is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Audit Committee met 5 times during fiscal 2011.

Human Resources and Compensation Committee

The Board has a Human Resources and Compensation Committee (the “Compensation Committee”), which administers the Company’s 2010 Incentive Award Plan, 2004 Stock Incentive Plan, 2002 Non-Officer Employee Stock Incentive Plan, 2000 Stock Incentive Plan and Amended and Restated 1995 Employee Stock Purchase Plan, as well as the Company’s cash incentive plans, performance-based restricted stock program and other equity-based awards. The Compensation Committee approves salaries, bonuses and other compensation arrangements and policies for the Company’s executive officers, including the Chairman, President and Chief Executive Officer. The Compensation Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Compensation Committee, a copy of which can be found under the “Investor Relations—Governance” section of the Company’s website at www.moduslink.com. The Compensation Committee consists of Jeffrey J. Fenton, Thomas H. Johnson, Francis J. Jules (Chair) and Edward E. Lucente, each of whom is an independent Director as determined in accordance with the Compensation Committee charter and applicable Nasdaq rules. The Compensation Committee met 6 times during fiscal 2011.

The Company’s Chairman, President and Chief Executive Officer and its Senior Vice President, Human Resources regularly attend Compensation Committee meetings to provide information and recommendations regarding the Company’s executive compensation program. The Chairman, President and Chief Executive Officer formulates and presents recommendations regarding any change in the base salary, bonus, equity compensation and other benefits of other executive officers, but the Compensation Committee is not bound by such recommendations and the Compensation Committee ultimately approves the compensation of all executive officers. In addition, the Senior Vice President, Human Resources and members of the human resources staff compile relevant data at the request of the Compensation Committee. Other than making recommendations and participating in discussions regarding the compensation of other executive officers, the Company’s Chairman, President and Chief Executive Officer generally does not play a role in determining the amount or form of executive compensation. The Compensation Committee generally meets in executive sessions without any member of management present when discussing compensation matters pertaining to the Chairman, President and Chief Executive Officer and, at times, on other compensation-related matters. The Compensation Committee also reviews with the Board (other than Mr. Lawler), the compensation of the Chairman, President and Chief Executive Officer, prior to taking final action. The Chairman, President and Chief Executive Officer does not make proposals or recommendations regarding his own compensation.

In addition, to the extent permitted by applicable law and the provisions of a particular equity-based incentive plan, the Board has delegated authority to the Chairman, President and Chief Executive Officer to grant stock options to non-executive employees within certain limits, including a prohibition on making grants to direct reports and per person limits, which authority is generally used to facilitate making new hire grants and to recognize promotions or reward special accomplishments and achievements. The Board has authorized Mr. Lawler to make restricted stock awards and restricted stock unit awards to non-executive employees in an amount not to exceed 1,000 shares in any one instance, and 10,000 shares in the aggregate in any fiscal year. The Compensation Committee approves the number of shares included in an annual stock option pool for annual grants to non-executive employees and thereafter the Chairman, President and Chief Executive Officer is authorized to determine the amounts, recipients and date of grant of the annual stock option grants to non-executive employees.

The Compensation Committee’s practice is to engage an outside compensation consultant to advise it as needed and to conduct a comprehensive review of executive compensation every two years. In intervening years, it is the Compensation Committee’s practice to adjust the data from the prior year, as it deems necessary, to reflect typical cost of living and inflationary effects. For certain of the years included in the Summary Compensation Table, the Compensation Committee has used Hewitt Associates LLC (“Hewitt”) and Pearl Meyer & Partners (“PM&P”), as discussed below.

In fiscal 2005, the Company retained Hewitt as an independent advisor reporting to the Compensation Committee on executive compensation matters. During the fiscal years ended July 31, 2009 and July 31, 2010, Hewitt provided independent advice on compensation matters pertaining to the named executive officers and our other executives as requested by management or the Compensation Committee. During fiscal 2009, Hewitt reviewed with the Compensation Committee the overall executive compensation landscape, conducted a review of all elements of our executive compensation program, including bonus, long-term incentives, supplemental benefits, perquisites and severance, and provided a competitive review of compensation levels for a selected group of senior executive positions, including the named executive officers. Hewitt’s findings were delivered in early fiscal 2010, and were taken into consideration in making fiscal 2010 executive compensation determinations and fiscal 2011 executive compensation determinations (other than with respect to the compensation of the Chairman, President and Chief Executive Officer, as discussed below). Hewitt has acted as an advisor to the Compensation Committee and also has provided, with the knowledge and consent of the Compensation Committee, advice and expertise to management on matters to be presented by management to the Compensation Committee. The Company did not retained Hewitt to provide any other services to the Company.

During fiscal 2010, the Compensation Committee retained PM&P as an independent advisor regarding fiscal 2011 compensation of the Chairman, President and Chief Executive Officer. During fiscal 2011, the Compensation Committee retained PM&P as its independent advisor on executive compensation matters. In June 2011, PM&P delivered to the Compensation Committee a review of market trends and conditions regarding executive compensation, and how the Company’s practices compared to such matters. In early fiscal 2012, PM&P conducted a competitive analysis of the Company’s executive compensation and advised the Compensation Committee in making fiscal 2012 executive compensation decisions. The Company has not retained PM&P to provide any other services to the Company.

The Compensation Committee reviews executive compensation on an ongoing basis and consults with its independent consultant as deemed necessary. The Compensation Committee also annually reviews with the Chairman, President and Chief Executive Officer the results of the Company’s management succession planning activities as it relates to his direct reports, and shares its findings with the full Board.

Nominating and Corporate Governance Committee

The Board has a Nominating and Corporate Governance Committee (the “Governance Committee”), which makes recommendations to the Board concerning all facets of the Director-nominee selection process, develops and recommends to the Board corporate governance principles applicable to the Company and oversees the evaluation of the Board and management. The Governance Committee has the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Governance Committee is responsible for overseeing an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively and determines the nature of the evaluation, supervises the conduct of the evaluation and prepares an assessment of the performance of the Board, which is discussed with the Board. The Governance Committee also oversees the Company’s enterprise risk management program and activities. The Governance Committee may, at the request of the Board, periodically reviews and makes recommendations to the Board relating to management succession planning, including policies and principles for Chief Executive Officer selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer. The Board has adopted a written charter for the Governance Committee, a copy of which can be found under the “Investor Relations—Governance” section of the Company’s website at www.moduslink.com.

In recommending candidates for election to the Board, the Governance Committee considers nominees recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. The Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Governance Committee would recommend the candidate for consideration by the full Board. The Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. The Board requires that all nominees for the Board have a reputation for integrity, honesty and adherence to high ethical standards. In addition, nominees should also have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company. The Governance Committee will consider nominees for the Board recommended by stockholders in accordance with the Third Amended and Restated Bylaws of the Company (the “Bylaws”).

Stockholders wishing to propose Director candidates for consideration by the Governance Committee may do so by writing, by deadlines specified in the Company’s Bylaws, to the Secretary of the Company and providing information concerning the nominee and his or her proponent(s) required by the Company’s Bylaws. The Company’s Bylaws set forth further requirements for stockholders wishing to nominate director candidates for consideration by stockholders including, among other things, that a stockholder must give timely written notice of an intent to make such a nomination to the Secretary of the Company. See “Proposals of Stockholders for 2012 Annual Meeting and Nomination of Directors” in this Proxy Statement for more information.

The Governance Committee consists of Thomas H. Johnson, Edward E. Lucente (Chair), Michael J. Mardy and Joseph M. O’Donnell, each of whom is independent as defined in applicable Nasdaq listing standards. The Governance Committee met 6 times during fiscal 2011.

Technology Committee

The Board has a Technology Committee, which provides strategic guidance and oversight to the Company’s strategy regarding venture capital investing and evaluates and approves investment proposals for the Company’s venture capital activities. The Technology Committee consists of Virginia G. Breen (Chair), Edward E. Lucente and Joseph C. Lawler. The Technology Committee met 6 times during fiscal 2011.

Business Development Committee

In fiscal 2009, the Board established a Business Development Committee, which assists the Board in its review of potential strategic transactions, including mergers and acquisitions and acts as a resource for management in management’s review and evaluation of such potential transactions. The Business Development Committee consists of Thomas H. Johnson (Chair), Francis J. Jules, Joseph C. Lawler and Edward E. Lucente. The Business Development Committee met 13 times during fiscal 2011.

Board’s Role in Risk Oversight

We believe that risk is inherent in innovation and the pursuit of long-term growth opportunities. The Company’s management is responsible for day-to-day risk management activities. The Board, acting directly and through its committees, is responsible for the oversight of the Company’s risk management. With the oversight of the Board, the Company has implemented practices and programs designed to help manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase stockholder value.

The Governance Committee has primary responsibility for initial consideration of all risk oversight matters and oversees our financial and risk management policies and enterprise risk management activities. As part of the overall risk oversight framework, the Governance Committee’s risk oversight responsibilities include, among other things, reviewing annually: (i) the categories of risk the Company faces; (ii) the design of the Company’s risk management functions; (iii) the internal communication of the Company’s risk management strategy; (iv) the risk policies and procedures adopted by management and the implementation of such policies and procedures; and (v) the reports of management, independent auditors, legal counsel and outside experts regarding risks the Company faces. Additionally, the Governance Committee meets with the Company’s management team (i) on a quarterly basis to discuss the risks the Company faces and (ii) every six months to do an in-depth review of one particular risk area the Company faces. Our management team reviews risks on a regular basis and meets quarterly to discuss the Company’s risk management.

In addition, the Board participates in regular discussions with the Company’s senior management on many core subjects, including strategy, operations, finance, and legal and public policy matters, in which risk oversight is an inherent element. The Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, with leadership from the presiding director and working through its committees, including the independent Governance Committee, to participate actively in the oversight of management’s actions.

Diversity

Diversity has always been very important to us. Although we have no formal separate written policy, pursuant to our Corporate Governance Guidelines, the Board annually reviews the appropriate skills and characteristics of the members of the Board, and diversity is one of the factors used in this assessment.

Director Stock Ownership Guidelines

In September 2008, the Compensation Committee adopted stock ownership guidelines for our Directors, which guidelines were updated in December 2010. The Compensation Committee believes that it is appropriate for the Directors to hold equity in the Company. Under these guidelines, as updated, the non-employee Directors’ ownership requirement is set at three times the annual retainer. All individuals will have five years from the later of the adoption of the guidelines or his or her first appointment or election as a Director to reach these ownership levels. In computing the amounts owned, the Company will consider the value of shares owned outright, restricted stock held by the individual, and in-the-money vested options. Compliance is measured at the end of each calendar year.

Stockholder Communications with the Board

Stockholders may send written communications to the Board, the presiding director or any individual member of the Board to the following address: c/o Secretary, ModusLink Global Solutions, Inc., 1601 Trapelo Road, Waltham, Massachusetts 02451. The Company will forward all such correspondence accordingly, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our Board recognizes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program. Beginning this year, we are required to provide our stockholders with the opportunity to approve on an advisory basis the compensation of our named executive officers as disclosed in this Proxy Statement.

As described in more detail under the heading “Compensation Discussion and Analysis” we believe our executive compensation program aligns with our short and long term business goals, with a significant portion of compensation “at risk” and directly linked to our overall performance. As such we believe our executive compensation properly aligns the interests of our executives with the interests of our stockholders.

The Board of Directors recommends that the stockholders vote in favor of the following resolution:

Resolved, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and disclosures in this proxy statement.

As an advisory vote, this proposal is not binding upon the Company or the Board of Directors. The Compensation Committee values the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required

Approval of this Proposal 2 requires the affirmative vote of a majority of the votes cast. Abstentions and any “broker non-votes” will not be included in the vote totals and, as such, will have no effect on the outcome of this proposal.

The Board recommends that the stockholders vote FOR the approval of the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules.

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OF SAY-ON-PAY ADVISORY VOTES

As described in proposal 2 above, stockholders are required to be provided an opportunity to cast an advisory vote on the Company’s executive compensation. This proposal 3 provides stockholders with an opportunity to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two or three years, or may abstain from casting a vote.

The Board believes that an advisory vote as to executive compensation should be conducted every year so that stockholders may annually express their views on the Company’s executive compensation program. This is consistent with management’s and the Compensation Committee’s annual review of our executive compensation program. The Board also believes that an annual vote will facilitate more direct stockholder input about executive compensation.

Because your vote is advisory, it will not be binding on the Company or the Board. However, the Board will take into account the results of the vote in making its determination as to the frequency of such vote in the future.

Vote Required

Because Proposal 3 seeks the input of stockholders and provides stockholders with multiple voting options, there is no minimum vote requirement for Proposal 3. Abstentions and any “broker non-votes” will not be included in the vote totals and, as such, will have no effect on the outcome of this proposal.

The Board recommends that the stockholders vote FOR a frequency of EVERY YEAR for future say-on-pay advisory votes.

PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed KPMG LLP, an independent registered public accounting firm, to audit the Company’s consolidated financial statements for the fiscal year ending July 31, 2012, and recommends that the stockholders vote for ratification of such appointment. If the stockholders do not ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm, the appointment will be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests. A representative of KPMG LLP, which served as the Company’s independent registered public accounting firm in fiscal 2011, is expected to be present at the 2011 Meeting, to be available to respond to appropriate questions from stockholders and to make a statement if he or she desires to do so.

Vote Required

Approval of this Proposal 4 requires the affirmative vote of a majority of the votes cast. Abstentions and any “broker non-votes” will not be included in the vote totals and, as such, will have no effect on the outcome of this proposal.

The Board recommends that the stockholders vote FOR the ratification of KPMG LLP to serve as the Company’s independent registered public accounting firm for the current fiscal year.

PROPOSAL 5

APPROVAL OF TAX BENEFITS PRESERVATION PLAN

On October 17, 2011, the Board adopted a Tax Benefit Preservation Plan between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (as amended from time to time, the “Tax Plan”). The Board is asking stockholders to approve the Tax Plan at the 2011 Meeting.

Background and Reasons For Proposal

By adopting the Tax Plan, the Board is seeking to preserve the value of certain deferred tax benefits, including those generated by the Company’s net operating losses (collectively, the “Tax Benefits”). As of October 18, 2011, the Company had Tax Benefits of approximately $2.0 billion, which can be utilized in certain circumstances to offset future U.S. taxable income. The Company’s ability to use these Tax Benefits would be substantially limited if it were to experience an “ownership change” as defined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). In general, an “ownership change” would occur if there is a greater than 50-percentage point change in ownership of securities by stockholders owning (or deemed to own under Section 382 of the Code) five percent or more of a corporation’s securities over a rolling three-year period. While we currently believe that an “ownership change” has not occurred, the Tax Plan reduces the likelihood that changes in the Company’s investor base have the unintended effect of limiting the Company’s use of the Tax Benefits. The Board believes it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Tax Plan.

The Tax Plan is intended to act as a deterrent to any person acquiring Common Stock equal to or exceeding 4.99% of the Company’s outstanding shares without the approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.99% of the Common Stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Tax Plan establishes procedures by which stockholders may submit requests to the Board to obtain an exemption for certain acquisitions of Common Stock. The Board may grant a waiver if it determines that doing so would not limit or impair the availability of the Tax Benefits or, if the waiver is requested prior to a person or group acquiring 4.99% or more of the Common Stock, is otherwise in the best interests of the Company.

The following description of the Tax Plan is qualified in its entirety by reference to the text of the Tax Plan, which is attached to this proxy statement as Appendix II. We urge you to read carefully the Tax Plan in its entirety as the discussion below is only a summary.

Description of Tax Plan

Rights. In connection with its adoption of the Tax Plan, the Board declared a dividend of one preferred stock purchase right (individually, a “Right” and collectively, the “Rights”) for each share of Common Stock outstanding at the close of business on October 28, 2011. As long as the Rights are attached to the Common Stock, the Company will issue one Right (subject to adjustment) with each new share of Common Stock so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one ten-thousandth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share (the “Series A Preferred”), of the Company at a price of $20.00 per one ten-thousandth of a share of Series A Preferred, subject to adjustment (the “Purchase Price”).

Exercisability of the Rights; Distribution Date. The Rights detach from the Common Stock and become exercisable: (i) at the close of business on the tenth business day following a public announcement that a person or group has acquired, or obtained the right to acquire, 4.99% or more of the Common Stock (each such person, an “Acquiring Person”) or (ii) at the close of business on the tenth business day (or such later date as may be determined by action of the Board prior to such time as any person or group becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in such person or group acquiring 4.99% or more of the outstanding Common Stock (the earlier of (i) and (ii) being called the “Distribution Date”). The Board may postpone the Distribution Date of the Rights under certain circumstances.

The Tax Plan provides that any person who owned Common Stock equal to or exceeding 4.99% of the outstanding Common Stock immediately prior to the first public announcement of the adoption of the Tax Plan (each, an “Existing Holder”), shall not be deemed to be an “Acquiring Person” for purposes of the Tax Plan unless the Existing Holder acquires additional shares of Common Stock (other than pursuant to a dividend or distribution of Common Stock by the Company, or pursuant to a split or subdivision of the Common Stock).

Transferability of Rights. The Rights will be transferred only with the Common Stock until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights). After the Distribution Date, separate rights certificates will be issued evidencing the Rights and the Rights will become separately transferable apart from the Common Stock.

Expiration of Rights. Unless redeemed or exchanged earlier by the Company or terminated, the Rights will expire upon the earliest to occur of (i) October 17, 2014, (ii) if stockholder approval of the Tax Plan is not obtained at the annual stockholder meeting (or any adjournment thereof), the close of business on the date of the annual stockholder meeting (or adjournment, if applicable), or the close of business on February 28, 2012, if stockholder approval of the Tax Plan has not otherwise been obtained by that date, (iii) the close of business on the effective date of the repeal of Section 382 of the Code or if the Board determines that the Tax Plan is no longer necessary or desirable for the preservation of the Tax Benefits or (iv) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available under Section 382 of the Code or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes.

Rights and Preferences of Preferred Stock. Each share of Series A Preferred purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share or, if greater, an aggregate dividend of 10,000 times the dividend, if any, declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Series A Preferred will be entitled to a minimum preferential liquidation payment of $10,000 per share (plus any accrued but unpaid dividends), provided that such holders of the Series A Preferred will be entitled to an aggregate payment of 10,000 times the payment made per share of Common Stock. Except as otherwise provided by law, the holders of the Series A Preferred Stock will be entitled to vote with the holders of the Common Stock on matters submitted to the stockholders. Finally, in the event of any merger, consolidation or other transaction involving an exchange of the Common Stock, each share of Series A Preferred will be entitled to receive 10,000 times the amount received per share of Common Stock. The Series A Preferred will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Series A Preferred’s dividend, liquidation and voting rights, the economic value of one ten-thousandth of a share of Series A Preferred purchasable upon exercise of each Right should approximate the economic value of one share of Common Stock.

The Purchase Price payable, and the number of shares of Series A Preferred or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred, (ii) upon the grant to holders of the Series A Preferred of certain rights or warrants to subscribe for or purchase Series A Preferred or convertible securities at less than the then current market price of the Series A Preferred or (iii) upon the distribution to holders of the Series A Preferred of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in shares of Series A Preferred (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).

No Stockholder Rights. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

Flip-In; Flip-Over. In the event that a Person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and shares of the Common Stock were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the

Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two times the then current Purchase Price of the Right. In the event that, after a Person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of the Right.

Exchange. At any time after a Person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence of the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the then outstanding Common Stock, the Board may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person, which will have become null and void), in whole or in part, for shares of Common Stock at an exchange rate of one share of Common Stock per Right (subject to adjustment).

Redemption. The Rights may be redeemed in whole, but not in part, at a price of $.0001 per Right (the “Redemption Price”) by the Board at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment. Any of the provisions of the Plan may be amended by the Board, or a duly authorized committee thereof, for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Plan in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or any affiliate or associate of an Acquiring Person).

Vote Required

Approval of the Tax Plan requires the affirmative vote of the majority in voting power of all outstanding shares of Common Stock that are present in person or by proxy at the 2011 Meeting and entitled to vote on the proposal to approve the Tax Plan. With respect to this Proposal 5, abstentions are considered shares “present and entitled to vote” at the meeting and therefore will have the same effect as voting against the Tax Plan. “Broker non-votes” will not be treated as shares which are “present and entitled to vote” on the Tax Plan and, as such, will have no effect on the outcome of Proposal 5.

The Board recommends that the stockholders vote FOR the approval of the Tax Plan.

PROPOSAL 6

PEERLESS PROPOSAL RECOMMENDING ELIMINATION OF

THE COMPANY’S CLASSIFIED BOARD

Peerless has notified the Company that it intends to present a non-binding stockholder proposal recommending that the Board amend the Company’s certificate of incorporation and the Bylaws to eliminate the Company’s classified Board. If Peerless does not present this proposal at the 2011 Meeting, the proposal will not be submitted to a vote. The Board believes that this stockholder proposal would not be in the Company’s best interests or the best interests of the Company’s stockholders. After thorough consideration, the Board recommends that you vote AGAINST this proposal.

The Board, in conjunction with the Nominating and Corporate Governance Committee, evaluates corporate governance issues on a regular basis, including whether to maintain a classified board structure. Following a thorough review of this stockholder proposal the Board believes that this proposal would not be in the Company’s best interests or the best interests of the Company’s stockholders. Accordingly, the Board recommends that you vote AGAINST this proposal for reasons explained below.

Stability and Continuity. A classified board structure helps to assure continuity and stability in the business and affairs of the Company. It does so by reducing the possibility of a sudden and disruptive change in the composition of the board and the potential abrupt changes in strategy, policies and business relations that may result. Consequently, the Board has a solid and deeper knowledge of the Company, a broader perspective of its operations, and a better understanding of its future plans and opportunities. This board structure enables the Directors to build on past experience for more effective and longer-term strategic planning. A classified board structure also helps the Company attract and retain highly qualified individuals willing to commit the ever-increasing time and dedication necessary to understand the Company, its operations and its competitive environment.

Protection of Stockholder Value in the Event of an Unsolicited Acquisition. Our current Board structure reduces our vulnerability to potentially unfair and abusive takeover tactics and encourages potential acquirers to negotiate directly with our Board. A classified board structure does not preclude unsolicited acquisition proposals. However, by eliminating the threat of imminent removal, it allows the Directors to maximize the value of a potential acquisition by giving us time and bargaining leverage to evaluate and negotiate the adequacy and fairness of any takeover proposal and to consider alternate proposals and strategies.

The Company’s current Board structure provides stability while also allowing for measured change and prudent Board succession. In fact, over the last five years 50 percent of the Board has changed. During this time we have added four new independent Directors, all of whom have brought new insights and perspectives, while benefiting from interaction with Directors who have longer experience with the Company. Two of these new Directors are standing for election this year. The Board is active, involved, knowledgeable and focused on building long-term value for all of the Company’s stockholders. The outstanding qualifications of our current slate of candidates further exemplifies the Board’s commitment to balancing experience, continuity and stability with the regular opportunity to add valuable, fresh perspectives.

Vote Required

Approval of this Proposal 6 requires the affirmative vote of a majority of the votes cast. Abstentions and any “broker non-votes” will not be included in the vote totals and, as such, will have no effect on the outcome of this proposal.

The Board recommends that the stockholders vote AGAINST the non-binding stockholder proposal recommending that the Board amend the Company’s certificate of incorporation and the Bylaws to eliminate the Company’s classified Board, if properly presented at the 2011 Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of October 15, 2011, with respect to the beneficial ownership of shares of Common Stock by: (i) 5% stockholders; (ii) the members of the Board of the Company, including the Company’s Chairman, President and Chief Executive Officer; (iii) the Company’s Chief Financial Officer; (iv) the Company’s three other most highly compensated executive officers who were serving as executive officers on July 31, 2011 (collectively with the Chief Executive Officer and the Chief Financial Officer, the “named executive officers”); and (v) all current executive officers and members of the Board of the Company, as a group.

	Amount and Nature of Beneficial Ownership(1)
Name of Beneficial Owner	Number of Shares	Percent of Class(2)
5% Stockholders
Steel Partners, Ltd.(3)	4,367,275	9.9%
BlackRock, Inc.(4)	3,263,693	7.4%
Dimensional Fund Advisors LP(5)	2,855,838	6.5%
Schneider Capital Management Corporation(6)	2,448,321	5.6%

Directors and Nominees
Virginia G. Breen(7)	33,194	*
Jeffrey J. Fenton(8)	33,116	*
Thomas H. Johnson(9)	46,194	*
Francis J. Jules(10)	49,344	*
Joseph C. Lawler(11)	711,368	1.6%
Edward E. Lucente(12)	59,194	*
Michael J. Mardy(13)	58,394	*
Joseph M. O’Donnell(14)	18,716	*

Named Executive Officers (other than CEO)
Steven G. Crane(15)	239,236	*
Peter L. Gray(16)	114,009	*
William R. McLennan(17)	282,533	*
David J. Riley(18)	130,414	*
All current executive officers and directors, as a group (12 persons) (19)	1,783,788	4.0%

*	Less than 1%
(1)	For purposes of this table, beneficial ownership is determined by rules promulgated by the Securities and Exchange Commission (the “SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after October 15, 2011, through the exercise of any stock option or other right (“Presently Exercisable Options”). The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The Company believes that each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of Common Stock listed as owned by such person or entity unless noted otherwise. Unless otherwise indicated, the address of each person listed in the table is c/o ModusLink Global Solutions, Inc., 1601 Trapelo Road, Suite 170, Waltham, MA 02451.
(2)	Number of shares deemed outstanding includes 43,820,641 shares of Common Stock as of October 15, 2011, plus any shares subject to Presently Exercisable Options held by the person in question.
(3)	Based on information provided in a Schedule 13D filed by Handy & Harman, Ltd. (“HNH”), BNS Holdings, Inc. (“BNS”), Steel Partners, Ltd. (“SPL”), Steel Partners Holdings L.P. (“Steel Holdings”), SPH Group LLC (“SPHG”), SPH Group Holdings LLC (“SPHG Holdings”), Steel Partners LLC (“Partners LLC”), and Warren G. Lichtenstein with the SEC on October 14, 2011. The principal business address of HNH is 1133 Westchester Avenue, Suite N222, White Plains, New York 10604. The principal business address of BNS is 49 Stanton Avenue, Riverside, Rhode Island 02915. The principal business address of the entities and persons other than HNH and BNS is 590 Madison Avenue, 32nd Floor, New York, New York 10022.
•

SPL owns 60,000 shares of Common Stock. Mr. Lichtenstein is the Chief Executive Officer and sole director of SPL. Accordingly, by virtue of Mr. Lichtenstein’s relationship with SPL, Mr. Lichtenstein may be deemed to beneficially own the shares of Common Stock owned directly by SPL. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock owned directly by SPL except to the extent of his pecuniary interest therein. SPL and Mr. Lichtenstein have shared dispositive and voting power with respect to the 60,000 shares owned by SPL.

•

BNS owns 540,015 shares of Common Stock. SPHG Holdings owns approximately 85% of the outstanding shares of common stock of BNS. Steel Holdings owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings. Partners LLC is the manager of Steel Holdings and has been delegated the sole power to vote and dispose of the securities held by SPHG Holdings. Mr. Lichtenstein is the manager of Partners LLC. Accordingly, by virtue of SPHG Holdings’ ownership of BNS and the relationships discussed above, each of SPHG Holdings, Steel Holdings, SPHG, Partners LLC and Mr. Lichtenstein may be deemed to beneficially own the shares of Common Stock owned directly by BNS. Each of SPHG Holdings, SPHG, Steel Holdings, Partners LLC and Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock owned directly by BNS except to the extent of his or its pecuniary interest therein. BNS, SPHG Holdings, SPHG, Steel Holdings, Partners LLC and Mr. Lichtenstein have shared dispositive and voting power with respect to the 540,015 shares owned by BNS.

•

HNH owns 3,757,260 shares of Common Stock. SPHG Holdings owns approximately 55% of the outstanding shares of common stock of HNH. Steel Holdings owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings. Partners LLC is the manager of Steel Holdings and has been delegated the sole power to vote and dispose of the securities held by SPHG Holdings. Mr. Lichtenstein is the manager of Partners LLC. Accordingly, each of SPHG Holdings, Steel Holdings, SPHG, Partners LLC and Mr. Lichtenstein could be deemed to beneficially own the shares of Common Stock owned directly by HNH. Each of SPHG Holdings, Steel Holdings, SPHG, Partners LLC and Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock owned directly by HNH. HNH has sole dispositive and voting power with respect to the 3,757,260 shares owned by HNH.

(4)

Based solely on information provided in a Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the SEC on February 7, 2011, BlackRock has sole dispositive power and sole voting power with respect to such shares. BlackRock’s address is 40 East 52nd Street, New York, NY 10022.

(5)	Based solely on information provided in a Schedule 13G filed by Dimensional Fund Advisors LP (“Dimensional”) with the SEC on February 11, 2011, Dimensional has shared dispositive power with respect to such shares and sole voting power with respect to 2,742,226 shares. Dimensional is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishing investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are collectively referred to as the “Funds.” As a result of its role as investment advisor or investment manager to the Funds, Dimensional may be deemed to be the beneficial owner of the 2,855,838 shares of Common Stock held by the Funds. However, Dimensional does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held by the Funds and Dimensional disclaims beneficial ownership of such securities. Dimensional’s address is Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746.
(6)	Based solely on information provided in a Schedule 13G filed by Schneider Capital Management Corporation (“Schneider”) with the SEC on February 14, 2011, Schneider has sole dispositive power with respect to such shares and sole voting power with respect to 1,437,724 shares. Schneider’s address is 460 E. Swedesford Rd., Suite 2000, Wayne, PA 19087.
(7)	Includes 19,200 shares which may be acquired by Ms. Breen pursuant to Presently Exercisable Options.
(8)	Includes 7,222 shares which may be acquired by Mr. Fenton pursuant to Presently Exercisable Options.
(9)	Includes 27,200 shares which may be acquired by Mr. Johnson pursuant to Presently Exercisable Options.
(10)	Includes 34,400 shares which may be acquired by Mr. Jules pursuant to Presently Exercisable Options.
(11)	Includes 285,482 shares which may be acquired by Mr. Lawler pursuant to Presently Exercisable Options.
(12)	Includes 27,200 shares which may be acquired by Mr. Lucente pursuant to Presently Exercisable Options. Includes 15,000 shares held by a limited partnership controlled by Mr. Lucente and his wife; Mr. Lucente and his wife have shared dispositive and voting power with respect to such shares.
(13)	Includes 34,400 shares which may be acquired by Mr. Mardy pursuant to Presently Exercisable Options.
(14)	Includes 7,222 shares which may be acquired by Mr. O’Donnell pursuant to Presently Exercisable Options.
(15)	Includes 131,248 shares which may be acquired by Mr. Crane pursuant to Presently Exercisable Options.
(16)	Includes 61,039 shares which may be acquired by Mr. Gray pursuant to Presently Exercisable Options.
(17)	Includes 174,332 shares which may be acquired by Mr. McLennan pursuant to Presently Exercisable Options.
(18)	Includes 69,081 shares which may be acquired by Mr. Riley pursuant to Presently Exercisable Options.
(19)	Includes 878,026 shares which may be acquired pursuant to Presently Exercisable Options.

ADDITIONAL INFORMATION

Management

Officers are elected annually by the Board and serve at the discretion of the Board. Set forth below is information regarding the current executive officers of the Company.

Name	Age	Position
Joseph C. Lawler	61	Chairman, President and Chief Executive Officer
Steven G. Crane	54	Chief Financial Officer
Peter L. Gray	43	Executive Vice President, General Counsel and Secretary
William R. McLennan	53	President, Global Operations, ModusLink Corporation
David J. Riley	41	Executive Vice President, Corporate Development

Joseph C. Lawler has served as President and Chief Executive Officer of the Company and as a Director since August 2004, and also became Chairman in September 2006. From 1995 to March 2004, Mr. Lawler served in various positions with R.R. Donnelley & Sons Company, a provider of full-service global print solutions, most recently as Executive Vice President. While at R.R. Donnelley, Mr. Lawler had management responsibilities for logistics, financial, direct mail and international operations.

Steven G. Crane has served as Chief Financial Officer of the Company since April 2007. From April 2007 until June 2008, Mr. Crane also served as Treasurer of the Company. Prior to joining the Company, from August 2006 until August 2007, Mr. Crane served as President of FT Interactive Data Corporation, a division of International Data Corporation, a provider of various financial data and proprietary information, where he was responsible for overall management of the division. Mr. Crane also served as Chief Financial Officer of Interactive Data Corporation from 1999 until August 2006, where he was responsible for all finance functions.

Peter L. Gray has served as Executive Vice President and General Counsel of the Company since March 2002 and as Secretary since December 2005. Mr. Gray served as Vice President and Assistant General Counsel of the Company from December 2000 to March 2002 and Associate General Counsel of the Company from June 1999 to December 2000. Mr. Gray served as Assistant General Counsel of Cambridge Technology Partners (Massachusetts), Inc. from February 1999 to June 1999. From September 1993 to January 1999, Mr. Gray was an attorney at Hale and Dorr LLP (now Wilmer Cutler Pickering Hale and Dorr LLP), where he was elected a junior partner in May 1998.

William R. McLennan has served as President, Global Operations, ModusLink Corporation, since June 2008. Mr. McLennan joined ModusLink Corporation in February 2005 and served as President, Asia-Pacific Operations of ModusLink Corporation until January 2006. From January 2006 until June 2008, Mr. McLennan served as President, International Business Unit of ModusLink Corporation. From June 2004 to February 2005, Mr. McLennan served as a partner of Onyx Capital Ventures, a private equity investment firm where he oversaw certain investments. From June 2003 to April 2004, Mr. McLennan served as President of R.R. Donnelley Logistics, a supply chain management company where he was responsible for overall management of the company. From August 2001 to May 2003, Mr. McLennan was Chief Operating Officer and Chief Financial Officer of R.R. Donnelley Logistics. From April 2000 to June 2001, Mr. McLennan served as the Co-President of Packtion Corporation, an internet technology business, where he oversaw all operations.

David J. Riley has served as Executive Vice President, Corporate Development of the Company since April 2007 and has been interim President of Tech for Less LLC, a subsidiary of the Company since February 2011. From June 2006 until April 2007, Mr. Riley served as Interim Chief Financial Officer and Treasurer of the Company. From March 2006 until June 2006, Mr. Riley served as Special Assistant to the Chief Executive Officer of the Company. Mr. Riley served in various capacities within the Company’s finance department from March 2000 to June 2006, including as Director of Finance from February 2001 to April 2003 and as Vice President, Finance from April 2003 to March 2006. Prior to joining the Company in 2000, Mr. Riley was a member of the Audit practice with Ernst & Young LLP. Mr. Riley is a Certified Public Accountant.

There are no family relationships between any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. Messrs. Lawler, Crane, Gray and McLennan are also directors and/or officers of many of the Company’s subsidiaries.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

•

Executive Summary of Fiscal 2011 Compensation: Given the state of the global economy, base salaries for Messrs. Lawler, Crane and McLennan remained at their 2010 levels. Messrs. Gray and Riley’s base salaries were increased by 2% over 2010 to realign their salaries with market levels. The base salaries for Messrs. Gray and Riley were last increased in 2007.

•

Our fiscal 2011 performance annual bonus program was aligned with our business mission, strategy and goals and provided corresponding rewards only upon attainment of performance, thereby linking executives’ interests with our stockholders. For 2011, target bonus opportunities as a percentage of base salary were decreased from 2010 levels to 2009 levels. Bonuses were based on revenue, operating income and generating cash from operations, all of which measure the success of our long-term strategic plan of increased revenue and profitability as more fully discussed in “Management’s Discussion and Analysis of Financial Condition and Results of Operation” contained in our Annual Report as filed on Form 10-K. As the performance metrics for 2011 were not met, no bonuses were paid for fiscal 2011.

•

The equity component of our compensation program for fiscal 2011 was also similarly linked to our performance and the long-term interests of our stockholders. For 2011 the equity component of our compensation plan consisted of stock options, performance-based restricted stock and time vesting restricted stock. The stock options vest over time, and will only have value if our share price increases. The performance-based restricted stock was earned only if we met an operating income goal. However, since this performance metric was not met, no restricted shares for fiscal 2011 were issued and executives received no payment thereon. Time vesting restricted stock was granted in order to retain employees, but will only vest and corresponding value realized over time.

Executive Compensation Objectives

Our executive compensation program is designed to meet the following objectives:

•	Attract and retain executive officers who contribute to our success;

•	Align compensation with our business mission, strategy and goals; and

•	Motivate and reward high levels of performance.

These objectives collectively seek to link compensation to overall Company performance, which helps to ensure that the interests of our executives are aligned with the interests of our stockholders. These objectives serve as guiding principles in compensation program design.

Our compensation philosophy generally is to set our target total compensation (base salary, bonus and long term incentives) at the 50th percentile for similarly situated individuals at companies we consider to be our peers and competitors for talented individuals such as our executives and within the general industry (as more fully described below under “Benchmarking”). However, we consider the need to incent our executives and, as a result, from time to time and for certain individuals, we will exceed the 50th percentile target.

As to performance-based compensation, the Compensation Committee believes that one measure of the effectiveness of a variable compensation plan is whether compensation is being earned commensurate with performance and whether goals are set properly to reward desired performance. As discussed in more detail below, the Company did not meet its financial goals for fiscal 2011 and accordingly no amounts were earned under variable cash compensation or on performance-based equity.

Components of Executive Compensation

The principal components of compensation for our named executive officers consist of base salary; performance-based annual cash bonus; equity grants of stock options, performance-based restricted stock and time vested restricted stock; limited perquisites; and other benefits. Each component is described in more detail below. As discussed under “Corporate Governance and Board Matters” earlier in this Proxy Statement, from time to time we regularly engage a compensation consultant to assist us in determining these compensation levels and to review our executive compensation programs.

Base Salary

Base salary is the fixed component of an executive’s annual cash compensation and supports our compensation objectives to attract and retain talented executives and adequately compensate and reward them for services rendered during the fiscal year. Changes in base salary are typically considered based on subjective evaluation of individual performance during our annual performance review process which takes place in our fiscal first quarter. Assessment of individual performance includes achievements and performance of the applicable operating unit or function for which the executive is responsible. In addition, from time to time, adjustments are made to base salaries during the fiscal year in light of promotions, added responsibilities or in reaction to changes in the market for an individual possessing the skills and abilities required by our executives. Our Chairman, President and Chief Executive Officer recommends compensation adjustments for the other named executive officers, which adjustments are considered by and are subject to approval by the Compensation Committee. The process for compensation adjustments for our Chairman, President and Chief Executive Officer is described in the section titled “Chairman, President and Chief Executive Officer Compensation Decisions” below.

The Compensation Committee reviewed base salaries during the first quarter of fiscal 2011, and given the state of the economy, decided that for most of our named executive officers no change in base salary would be made for fiscal 2011. However the Compensation Committee did increase the base salaries for Messrs. Gray and Riley by 2% to realign their salaries with market levels. The base salaries for Messrs. Gray and Riley were last increased in 2007.

Performance-Based Annual Cash Bonus

Each year, the Compensation Committee establishes an Executive Management Incentive Plan or MIP, which provides cash incentives for our executives. This plan supports our compensation objectives by focusing on annual financial and operating results and enabling our target total compensation to remain competitive within the marketplace for executive talent. Each named executive officer has a target bonus award for each plan year. Target bonus awards are expressed as a percentage of the base salary paid to the named executive officer during that plan year. Historically, the Compensation Committee has selected bonus amounts for the named executive officers such that target total compensation approximated the 50th percentile of comparable positions at our peer companies or the general industry. For fiscal 2010, the Compensation Committee increased the target percentage of base salary for each of the named executive officers, on a one-time basis, by 15 percentage points over the fiscal 2009 levels in order to retain, incent and motivate the named executive officers to drive financial performance of the Company in fiscal 2010. This change was also made in light of the fact that base salaries for those executives had been at the same levels since fiscal 2008. For fiscal 2011, targeted performance-based cash bonus percentages were returned to the levels which were in place prior to the fiscal 2010 increase. In making this adjustment, the Compensation Committee considered the cash bonuses earned in fiscal 2010, the bonus percentages relative to market and peer group practice and the mix of target cash and equity compensation for the named executive officers. For fiscal 2011 targeted bonuses were:

Target as Percentage of Base Salary
Joseph C. Lawler	125%
Steven G. Crane	70%
William R. McLennan	80%
Peter L. Gray	60%
David J. Riley	50%

At target, if earned, the performance-based annual cash bonus for the named executive officers would approximate the 50th percentile relative to the general industry survey discussed below under “Benchmarking”.

For fiscal 2011 bonuses could range from 25% to 200% of an individual’s target bonus, based on financial performance of the Company.

For fiscal 2011, the Compensation Committee established metrics to focus the Company’s executives on revenue growth, increasing operating income and generating cash from operations (or “free cash flow”), which the Compensation Committee believes are key drivers for the Company’s success and are aligned with our long-term strategy. In fiscal 2011, a portion of each participant’s target bonus percentage was allocated to each of the components on a 40%, 40% and 20% basis among revenue, operating income and free cash flow, respectively. The weighting of the revenue metric was increased from 20% in fiscal 2010 to 40% in fiscal 2011, emphasizing the Company’s focus on driving revenue growth in fiscal 2011. Each metric was considered independent from the other, so that minimum performance on any one metric was not required to make a payment for any other metric. In addition, all performance measures for 2011 were determined exclusive of the impact of acquisitions or divestitures, the impact of any non-cash goodwill impairments, any expense variances to budget related to @Ventures, which conducts the Company’s venture capital investing activities and any expenses related to the Company’s 2010 director nomination process and its resolution.

The following are the “threshold,” “target” and “maximum” levels established for each performance metric for fiscal 2011:

	Threshold	Target	Maximum
Revenue	$900 million	$956.4 million	$1 billion
Operating Income	$18.9 million	$27.4 million	$40 million
Free Cash Flow[1]	$18 million	$22.1 million	$35 million

Payouts for the various components would scale from 25% to 100% between the threshold and the target levels and from 100% to 200% between the target and the maximum levels.

In the Compensation Committee’s view, the objectives established were challenging in that they could be achieved only with substantial effort. With respect to revenue, given the state of the global economy, revenue growth appeared to be attainable, however with much uncertainty. Accordingly, the threshold for payment was intended to recognize efforts to stabilize revenue and was set at the same level of revenue as was realized by the Company in the prior year. Given the anticipated changes in work mix, the operating income threshold was reduced from the fiscal 2010 level. The free cash flow threshold and target levels were also reduced over fiscal 2010, due to the Company’s record free cash flow in fiscal 2010 and anticipated investments and cash usages in fiscal 2011. The changes in threshold, target and maximum levels from fiscal 2010 to fiscal 2011 are as follows:

	Threshold	Target	Maximum
Revenue	-	+6%	+11%
Operating Income	-14%	+25%	+83%
Free Cash Flow[2]	-47%	-35%	+3%

For fiscal 2011, we had revenue of $876.5 million, an operating loss of $6.9 million and negative free cash flow of $11.3 million, resulting in no payout of any bonus.

Equity Grants

A key component of our executives’ compensation takes the form of equity grants, including stock options, performance-based restricted stock and time vested restricted stock.

Our long-term equity incentives support our compensation objectives by rewarding the achievement of long-term business objectives that benefit our stockholders and help us retain a successful and tenured management team. Our executive compensation program has, to a great extent, historically relied on equity components to meet its objectives.

In determining the size and value of equity grants made during fiscal 2011, we reviewed market information provided by Hewitt in September 2009, updated by the Company’s human resources department. The Compensation Committee also considered the advice of PM&P, which reviewed the compensation of the Chairman, President and Chief Executive Officer in August 2010, in determining the mix of performance-based and market risk-based equity, on the one hand, and awards for which continued service time was required, on the other. Additionally, the Compensation Committee considered the reduction in the performance-based annual bonus targets in determining the amount of equity-based awards in light of our goal for total compensation to be approximately 50th percentile relative to our peers and the general industry.

[1]	We define free cash flow as net cash provided by operating activities of continuing operations less additions to property and equipment.

[2]	We define free cash flow as net cash provided by operating activities of continuing operations less additions to property and equipment.

All grants in 2011 were made on the third business day after the release of earnings for our fiscal 2010.

Stock options

Historically, our equity program for executive officers has always included stock options with the size and value of awards based on the executive’s position and market compensation data. The Compensation Committee believes that stock options align the interests of our executive officers with those of investors and rewards the executives for enhancing our stock valuation, and serve as a retention vehicle. As part of the named executive officers’ compensation, stock options are generally awarded (i) upon initial hiring, (ii) annually, and (iii) periodically, in the event of promotions, added responsibilities and exemplary performance. The number of shares underlying an option grant is determined relative to market practice and in line with the Company’s goals in relation to setting target total compensation. Options granted in fiscal 2011 vest over 4 years with 25% vesting after one year and 1/48th of the options vesting each month thereafter.

Performance-Based Restricted Stock

Another component of our equity program is performance-based restricted stock, pursuant to which executive officers would be granted a predetermined number of shares of restricted stock in the event that the Company achieves a certain level of financial performance. The Compensation Committee believes that performance-based restricted stock aligns the interests of our executive officers with those of investors, rewards the executives for enhancing our stock valuation and serves as a retention vehicle.

For fiscal 2011, the potential awards for our named executive officers were as follows:

	Number of Shares
Name	Threshold	Target	Maximum
Joseph C. Lawler	12,500	50,000	100,000
Steven G. Crane	2,500	10,000	20,000
William R. McLennan	4,000	16,000	32,000
Peter L. Gray	2,500	10,000	20,000
David J. Riley	2,500	10,000	20,000

The number of shares underlying the performance-based restricted stock awards was determined relative to market practice and in line with the Company’s goal regarding target total compensation.

The Compensation Committee set the financial performance target for earning performance-based restricted stock in 2011 at the same threshold, target and maximum levels of operating income as described above under the performance-based annual cash bonus. As was the case with the performance-based annual cash bonus, for fiscal 2011, the Company’s operating income determined in accordance with the plan was an operating loss of $6.9 million, which was below the target established under the plan and therefore no issuances were made for fiscal 2011 of performance-based restricted stock .

Restricted Shares

The Compensation Committee determined in fiscal 2009 that an element of annual equity compensation for fiscal 2010 would take the form of three-year time vesting restricted stock awards. The Compensation Committee believed that adding restricted stock awards to our annual compensation package would help keep our compensation competitive with the marketplace and provides retentive value. This practice was repeated in fiscal 2011 and accordingly the named executive officers each received restricted stock awards, vesting in three equal annual installments. The number of shares of restricted stock granted was determined relative to market practice and in line with the Company’s goals in relation to setting target total compensation.

The Company also awards shares of restricted stock coincident with the commencement of employment or in recognition of a promotion, added responsibilities, exemplary performance, to address market factors or to serve as a means to retain and motivate management.

Perquisites and other benefits

The Compensation Committee believes that the perquisites provided to the named executive officers are reasonable and modest compared to the general market. To the extent we offer any perquisites, we do so in order to be competitive with the market. Each of the named executive officers receives an automobile allowance as a term of his employment and 401(k) matching benefits consistent with those offered to all other participating employees. With respect to 401(k) matching, this practice was temporarily suspended for all employees, including the named executive officers, in February 2009, and was reinstated in November 2009.

From time to time, we have awarded discretionary cash bonuses based on, for example, exemplary performance or the assumption of additional responsibilities. No such bonuses were awarded to any named executive officers in fiscal 2011.

Assessment of risk

The Compensation Committee believes that our compensation policies and practices motivate our employees to achieve our corporate objectives and to remain with our Company while avoiding unreasonable risk taking, and that our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company. We believe we have allocated our compensation among base salary and incentive compensation target opportunities in such a way as to not encourage excessive risk taking. In addition, we believe our approach to goal setting, and our bonus plan design that provides for payouts at various levels of performance, further aligns employee and stockholder interests. Also, the multi-year vesting of our equity awards and our share ownership guidelines encourage our employees to have a long-term perspective.

Benchmarking

The Compensation Committee reviews executive compensation relative to marketplace norms on a regular basis and has followed a practice of refreshing this data every two years. For fiscal 2011, we considered a review of compensation done in 2010 when making our compensation decisions. In the fiscal 2010 compensation review, the Compensation Committee evaluated the competitiveness of our total target compensation relative to two data sources. One data source, which we refer to as our fiscal 2010 custom peer group (the “FY10 Custom Peer Group”), consists of companies which provide outsourced services and solutions. The companies in the FY10 Custom Peer Group were:

•	Acxiom Corporation;

•	ATC Technology Corporation;

•	Brightpoint, Inc.;

•	Celestica Inc.;

•	Convergys Corporation;

•	Deluxe Corporation;

•	Digital River, Inc.;

•	Forward Air Corporation;

•	GSI Commerce, Inc.;

•	Hub Group, Inc.; and

•	Sykes Enterprises, Incorporated.

With the assistance of Hewitt, we developed the FY10 Custom Peer Group by considering companies included in Hewitt’s Total Compensation Database, competitors identified by internal resources and industry and equity analysts, and companies identified in proxy disclosures as peers of companies reviewed. The FY10 Custom Peer Group differed from the group that we had used previously. The changes reflected that several companies in the prior peer group had been acquired and were no longer independent companies (Advo, Inc., CDW Corporation, Ceridian Corporation, eFunds Corp., Solectron Corporation), a lack of data availability (Merrill Corporation), or a determination by the Company that the former peer’s size and/or business was sufficiently different from that of the Company (Automatic Data Processing, Inc., DST Systems Inc., Flextronics International Ltd., R.R Donnelley & Sons Company) so that it was no longer considered a peer for compensation comparison purposes. In addition, we added ATC Technology Corporation, Brightpoint, Inc., Forward Air Corporation and Hub Group, Inc. as we believed these companies to have similarities to our business and reflected the market in which we compete for executive talent. Following the process of determining the FY10 Custom Peer Group, we concluded that FY10 Custom Peer Group data of a reliable sample size was only available for the Chief Executive Officer and Chief Financial Officer positions. Accordingly, only those two positions were compared with the FY10 Custom Peer Group.

The second data source we considered in making fiscal 2011 compensation decisions was a broad-based general industry group that included the 154 companies with annual revenues below $5 billion in Hewitt’s Total Compensation Database. Since inclusion in this second group was based solely on the stated criteria and participation in Hewitt’s database, the Compensation Committee is not aware of the names of the specific companies included. With respect to this second source, data was regressed to reflect our revenue level, in order to draw what the Compensation Committee believes to be appropriate comparisons to our executives’ compensation. We used this general industry group data as a comparison for all of our named executive officers, including the Chairman, President and Chief Executive Officer and Chief Financial Officer.

Relative to the FY10 Custom Peer Group, we found that fiscal 2011 target total compensation for our Chairman, President and Chief Executive Officer and our Chief Financial Officer was at the market median (i.e., within 10% of the median). We also found that in the aggregate and relative to the general industry group, our total target compensation for the named executive officers fell between the median and 75th percentile, which we attribute in part to the increase in equity award value to offset in part the reduction in performance-based annual cash bonus plan targets for fiscal 2011.

Tally Sheets

The Compensation Committee periodically reviews all components of compensation for our Chairman, President and Chief Executive Officer and the other named executive officers, including salary, bonus, current value of all stock options and restricted shares outstanding, the dollar value and cost to us of all perquisites and benefits and the actual projected payout obligations under potential termination, severance and change-in-control scenarios. Tally sheets detailing the above components and scenarios with their respective dollar amounts are prepared by management for each of our named executive officers and other executives and reviewed by the Compensation Committee at least annually. The Compensation Committee believes, based on this review, that the compensation of the named executive officers is reasonable. In addition, the Compensation Committee believes that the differences between the compensation of our Chairman, President and Chief Executive Officer and that of the other named executive officers is appropriate based on similar differences found in market data.

Chairman, President and Chief Executive Officer Compensation Decisions

The Compensation Committee coordinates the annual performance evaluation of our Chairman, President and Chief Executive Officer with the independent members of our Board. The evaluation is based on objective criteria, including the performance of the business, accomplishment of reported goals and strategic objectives and the development of management. There is no formula applied or weighting of these factors and the Compensation Committee considers the Chairman, President and Chief Executive Officer’s performance in its totality. The evaluation is used by the Compensation Committee in determining our Chairman, President and Chief Executive Officer’s cash compensation (base salary and bonus), which is also reviewed with the independent members of the Board prior to final approval by the Compensation Committee. The equity components of Mr. Lawler’s compensation in fiscal 2011, stock options, restricted stock and participation level for performance-based restricted stock awards were determined after reviewing PM&P’s analysis of Mr. Lawler’s compensation.

Input from Management

Our Chairman, President and Chief Executive Officer and our Senior Vice President, Human Resources provide information and recommendations regarding our executive compensation program to our Compensation Committee, as is described in the “Corporate Governance and Board Matters—Human Resources and Compensation Committee” section above. Prior to the hiring of our current Senior Vice President, Human Resources in May 2011, and in particular for the fiscal year 2011 compensation matters discussed in this Proxy Statement, our Executive Vice President and General Counsel was responsible for human resources matters and performed these duties.

Related Policies and Considerations

Employment, Termination of Employment and Change-In-Control Agreements

Each of our executive officers is an employee-at-will, meaning that his employment may be terminated at any time and for any reason. We have entered into severance benefit agreements with each of our named executive officers, which are described under the heading “Potential Payments Upon Termination or Change-in-Control” later in this Proxy Statement. During fiscal 2007, the Compensation Committee retained Hewitt to conduct a review of our severance benefits, including change-in-control protections. Based on that review, we standardized the severance benefits of the named executive officers, with certain exceptions for pre-existing arrangements. In addition, based on that review, we believe that the severance benefits we offer to our executives are competitive with similarly situated individuals and companies. With respect to termination of employment absent a change-in-control, we believe that the benefits we offer are in line with the markets in which we compete, and we offer these benefits to attract and retain our executives. Regarding change-in-control benefits, we have structured these benefits as a “double trigger” meaning that the benefits are only paid in the event of, first, a change-in-control transaction, and second, the loss of employment within one year after the transaction. We decided to offer these benefits in order to provide an incentive for our executives to remain in our employ in the event of such a transaction.

Stock Ownership Guidelines

The Compensation Committee believes that it is appropriate for the executive officers to hold equity in the Company. Under our stock ownership guidelines, the Chief Executive Officer’s ownership requirement is set at three times his annual salary and other executive officers’ ownership requirement is set at two times their respective annual salaries. All individuals will have five years from the later of the adoption of the guidelines or his or her first appointment as an executive officer to reach these ownership levels. In computing the amounts owned, the Company will consider the value of shares owned outright, unvested restricted stock held by the individual, and in-the-money vested options. Compliance is measured at the end of each calendar year.

Tax and Accounting Implications

Under Section 162(m) of the Internal Revenue Code, certain executive compensation in excess of $1 million paid to certain officers of a public company is not deductible for federal income tax purposes unless the executive compensation is awarded under a performance-based plan approved by stockholders. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible. The Compensation Committee intends, to the extent practicable, to preserve deductibility under the Internal Revenue Code of compensation paid to our executive officers while maintaining compensation programs that support attraction and retention of key executives.

Stock options awarded to executive officers under our stock option plans, which were approved by stockholders, and shares of restricted stock awarded under our performance-based restricted stock program are performance-based and are potentially deductible for us. Restricted stock awards that are not performance-based do not qualify for the performance-based exception to Section 162(m) of the Internal Revenue Code, but the Compensation Committee believes that the retention benefit derived outweighs any tax benefit that might otherwise be obtained.

The compensation that we pay to the named executive officers is expensed in our financial statements as required by U.S. generally accepted accounting principles. As one of many factors, the Compensation Committee considers the financial statement impact in determining the amount of, and allocation among the elements of, compensation. We account for stock-based compensation in accordance with the requirements of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”) (formerly Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment”).

Compensation Committee Report

The Human Resources and Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on this review and discussion, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

HUMAN RESOURCES AND COMPENSATION COMMITTEE

Francis J. Jules, Chair

Jeffrey J. Fenton

Thomas H. Johnson

Edward E. Lucente

The information contained in the foregoing report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference into any of the Company’s previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent specifically incorporated by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SUMMARY COMPENSATION TABLE

The following table sets forth certain information concerning fiscal 2011, fiscal 2010 and fiscal 2009 compensation of our Chairman, President and Chief Executive Officer, our Chief Financial Officer and the three other most highly compensated executive officers of the Company at the end of fiscal 2011. Collectively, we refer to all of these individuals as the “named executive officers.”

In accordance with new SEC disclosure requirements, the amounts in the “Stock Awards” and “Option Awards” columns reflect the grant date fair values of awards made in each such year. The amounts in such columns and the “Total” column for fiscal 2009 have been recalculated to conform to the current requirements and will not match the proxy statements for prior years, which disclosed the value of the stock awards based on accounting expense recognized by the Company during the applicable fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)		Total ($)
Joseph C. Lawler Chairman, President and Chief Executive Officer	2011	645,000	0	254,800	294,000	0	168,927	(6)	1,362,727
	2010	645,000	0	988,600	233,384	974,337	16,755		2,858,076
	2009	645,000	0	562,100	331,864	0	13,488		1,552,452

Steven G. Crane Chief Financial Officer	2011	400,000	0	152,880	117,600	0	61,418	(7)	731,898
	2010	400,000	0	221,770	69,000	366,860	16,615		1,074,245
	2009	400,000	0	225,540	108,000	0	13,474		747,014

William R. McLennan President, Global Operations, ModusLink Corporation	2011	450,000	0	152,880	117,600	0	75,248	(8)	795,728
	2010	450,000	0	272,950	69,000	461,273	49,124		1,302,347
	2009	450,000	0	159,900	72,000	0	70,398		752,298

Peter L. Gray Executive Vice President, General Counsel and Secretary	2011	305,341	0	127,400	88,200	0	53,215	(9)	574,156
	2010	300,000	0	221,770	34,500	242,775	15,461		814,506
	2009	300,000	0	95,940	54,000	0	13,615		463,555

David J. Riley Executive Vice President, Corporate Development	2011	242,237	0	127,400	88,200	0	54,125	(10)	511,962
	2010	238,000	0	221,770	34,500	166,921	12,272		673,463
	2009	238,000	0	182,340	36,000	0	11,237		467,577

(1)	The amounts shown in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value of awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the named executed officers during fiscal 2011, fiscal 2010 and fiscal 2009. ASC 718 fair value amount as of the grant date for stock awards and stock options generally is spread over the number of months of service required for the grant to vest. An explanation of the vesting of restricted stock awards and options awards, as well as the methodology for performance-based restricted stock payouts, is discussed in the footnotes to the “Grants of Plan-Based Awards for Fiscal 2011” and “Outstanding Equity Awards at 2011 Fiscal Year End” tables below.
(2)	Reflects the aggregate grant date fair value of awards computed in accordance with ASC 718 for restricted stock and performance-based restricted stock awards granted to the named executive officers. The fair value of these awards is based on the closing price of our Common Stock on the date of grant and, for performance-based restricted stock awards, is calculated at the target share payout as of the grant date (September 22, 2010, September 23, 2009 and September 24, 2008). The maximum grant date potential values for the 2011 performance-based restricted stock awards for Messrs. Lawler, Crane, McLennan, Gray and Riley were $357,000, $71,400, $114,240, $71,400 and $71,400, respectively; however, the performance objectives for fiscal 2011 were not achieved and no performance-based restricted shares were issued.
(3)	The fair value of each stock option award is estimated as of the date of grant using a binomial valuation model. Additional information regarding the assumptions used to estimate the fair value of all stock options awards is included in Note 13 to Consolidated Financial Statements contained in our Annual Report on Form 10-K for fiscal 2011.
(4)	Represents amounts earned under the Company’s fiscal 2011, 2010 or 2009 Executive Management Incentive Plan, as applicable. See “Compensation Discussion and Analysis” for a discussion of the 2011 MIP.
(5)	Amounts set forth in this column represent employer 401(k) plan matching cash contributions, in addition to the other items noted in the applicable footnote.

(6)	Includes a $12,000 automobile allowance and a dividend payment of $151,842 made on March 31, 2011 to Mr. Lawler with respect to shares of unvested restricted stock pursuant to a cash dividend of $0.9134 per share paid to all stockholders of the Company (the “Special Dividend”).
(7)	Includes a $12,000 automobile allowance and a dividend payment of $44,636 made on March 31, 2011 to Mr. Crane with respect to shares of unvested restricted stock pursuant to the Special Dividend.
(8)	Includes a $12,000 automobile allowance and a dividend payment of $57,749 made on March 31, 2011 to Mr. McLennan with respect to shares of unvested restricted stock pursuant to the Special Dividend.
(9)	Includes a $12,000 automobile allowance and a dividend payment of $36,415 made on March 31, 2011 to Mr. Gray with respect to shares of unvested restricted stock pursuant to the Special Dividend.
(10)	Includes a $9,750 automobile allowance and a dividend payment of $39,461 made on March 31, 2011 to Mr. Riley with respect to shares of unvested restricted stock pursuant to the Special Dividend.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2011

The following table sets forth summary information regarding grants of plan-based awards made to the named executive officers in fiscal 2011.

Name	Grant Date	Committee/ Board Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)*	All Other Option Awards: Number of Securities Underlying Options (#)(4)*	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Joseph C. Lawler	(6)	(6)	201,563	806,250	1,612,501
	9/22/2010	9/22/2010				12,500	50,000	100,000				357,000
	10/1/2010	9/22/2010							40,000			254,800
	10/1/2010	9/22/2010								100,000	6.37	294,000

Steven G. Crane	(6)	(6)	70,000	280,000	560,000
	9/22/2010	9/22/2010				2,500	10,000	20,000				71,400
	10/1/2010	9/22/2010							24,000			152,880
	10/1/2010	9/22/2010								40,000	6.37	117,600

William R. McLennan	(6)	(6)	90,000	360,000	720,000
	9/22/2010	9/22/2010				4,000	16,000	32,000				114,240
	10/1/2010	9/22/2010							24,000			152,880
	10/1/2010	9/22/2010								40,000	6.37	117,600

Peter L. Gray	(6)	(6)	45,801	183,204	366,409
	9/22/2010	9/22/2010				2,500	10,000	20,000				71,400
	10/1/2010	9/22/2010							20,000			127,400
	10/1/2010	9/22/2010								30,000	6.37	88,200

David J. Riley	(6)	(6)	30,280	121,118	242,237
	9/22/2010	9/22/2010				2,500	10,000	20,000				71,400
	10/1/2010	9/22/2010							20,000			127,400
	10/1/2010	9/22/2010								30,000	6.37	88,200

*	Equity awards to the named executive officers during fiscal 2011 were made pursuant to the 2000 Stock Incentive Plan (for restricted stock awards) and 2004 Stock Incentive Plan (for stock option awards).
(1)	Non-equity awards were to be made pursuant to the 2011 MIP. In September 2010, the Compensation Committee established the performance objectives for fiscal 2011, as well as the threshold, target and maximum payment levels. The threshold amount is 25% of target and maximum is 200% of target. The performance objectives were not achieved and no awards were made pursuant to the 2011 MIP. See “Compensation Discussion and Analysis” for a discussion of the 2011 MIP.
(2)	The amounts shown reflect number of potential shares of performance-based restricted stock to be issued subject to satisfaction of performance conditions. Threshold achievement payout is 25% of target and maximum achievement payout is 200% of target. Performance below a threshold level results in no payout. The performance objectives set for fiscal 2011 performance were not achieved and no performance-based restricted shares were issued . See “Compensation Discussion and Analysis” for a discussion of the plan.
(3)

The restricted stock awards vest 33 1/3% on each of the first three anniversaries of the date of grant, provided that the recipient remains employed by the Company or one of its subsidiaries on each such date. The vesting of these restricted stock awards is accelerated under certain circumstances. See “Potential Payments Upon Termination or Change-in-Control” below.

(4)

Stock option awards vest as to 25% on the first anniversary of the date of grant and as to 1/48th of the shares on each monthly anniversary thereafter, provided that the recipient remains employed by the Company or one of its subsidiaries on each such date. The vesting and exercisability of the options is accelerated under certain circumstances. See “Potential Payments Upon Termination or Change-in-Control” below.

(5)	The grant date fair value of “All Other Stock Awards” is computed based on a value per share of $6.37 on October 1, 2010 for all recipients. The grant date fair value of “All Other Option Awards” is computed based on a value per share of $2.94 on October 1, 2010 for all recipients. The grant date fair value of the performance-based shares of restricted stock is computed based on a value per share of $7.14 on September 22, 2010 and reflects the target number of shares. All per share amounts are computed in accordance with ASC 718.
(6)	The Compensation Committee approved the bonus target percentages for the named executive officers on September 22, 2010. The Compensation Committee approved the terms of the 2011 MIP on October 31, 2010.

Employment Arrangements of Named Executive Officers

We do not have agreements with any of the named executive officers which guarantee employment for a set term, and accordingly, all of the named executive officers are employees at will. We have entered into certain severance agreements with our named executive officers, as discussed in “Potential Payments Upon Termination or Change-in-Control.”

Joseph C. Lawler

On August 23, 2004, Joseph C. Lawler was appointed President and Chief Executive Officer of the Company and in August 2006 was named Chairman of the Company. In connection with his employment, Mr. Lawler and the Company entered into an employment offer letter which set forth his initial compensation terms and his equity grants.

Other Named Executive Officers

We entered into employment offer letters with each of our other named executive officers when they commenced their employment. These letters generally set forth initial base salary, target bonus and other compensatory matters, such as initial equity grants.

OUTSTANDING EQUITY AWARDS AT 2011 FISCAL YEAR END

The following table sets forth summary information regarding the outstanding equity awards granted to each of the named executive officers as of the end of fiscal 2011.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)(2)
Joseph C. Lawler	270,000	0		12.50	8/22/2011	8,994	(3)	37,685	12,500	52,375
	67,452	0		17.40	8/23/2012	17,988	(4)	75,370
	53,961	13,491	(5)	10.30	8/23/2013	26,981	(6)	113,050
	40,471	26,981	(7)	16.10	8/22/2014	35,975	(8)	150,735
	26,980	40,472	(9)	11.81	8/22/2015	40,000	(10)	167,600
	13,490	53,962	(11)	7.28	8/23/2016	36,300	(12)	152,097
	0	100,000	(13)	6.37	9/30/2017
Steven G. Crane	65,000	0		21.40	4/23/2014	5,000	(14)	20,950	2,500	10,475
	19,166	834	(15)	13.60	9/27/2014	13,334	(16)	55,869
	20,624	9,376	(17)	8.64	10/1/2015	24,000	(18)	100,560
	8,749	11,251	(19)	7.25	10/2/2016	6,534	(20)	27,377
	0	40,000	(21)	6.37	9/30/2017
William R. McLennan	51,000	0		20.80	2/6/2012	10,000	(22)	41,900	4,000	16,760
	20,000	0		16.00	10/5/2012	13,334	(23)	55,869
	10,000	0		15.90	1/8/2013	24,000	(24)	100,560
	20,000	0		12.30	10/12/2013	10,890	(25)	45,629
	19,166	834	(26)	13.60	9/27/2014
	15,000	10,000	(27)	10.75	6/11/2015
	13,749	6,251	(28)	8.64	10/1/2015
	8,749	11,251	(29)	7.25	10/2/2016
	0	40,000	(30)	6.37	9/30/2017
Peter L. Gray	15,000	0		13.90	8/1/2011	13,334	(31)	55,869	2,500	10,475
	10,000	0		16.00	10/5/2012	20,000	(32)	83,800
	15,000	0		12.30	10/12/2013	6,534	(33)	27,377
	9,583	417	(34)	13.60	9/27/2014
	10,312	4,688	(35)	8.64	10/1/2015
	4,374	5,626	(36)	7.25	10/2/2016
	0	30,000	(37)	6.37	9/30/2017
David J. Riley	7,000	0		13.90	8/1/2011	3,334	(38)	13,969	2,500	10,475
	7,000	0		15.70	10/31/2012	13,334	(39)	55,869
	20,000	0		10.60	6/11/2013	20,000	(40)	83,800
	10,000	0		12.30	10/12/2013	6,534	(41)	27,377
	9,583	417	(42)	13.60	9/27/2014
	6,874	3,126	(43)	8.64	10/1/2015
	4,374	5,626	(44)	7.25	10/2/2016
	0	30,000	(45)	6.37	9/30/2017

*	References to approximate share totals in the footnotes below relate to vesting schedules which may vary from time to time in order to account for rounding.
(1)	Based on the fair market value of our Common Stock on 7/31/2011 ($4.19 per share).
(2)

Represents potential threshold payout of performance-based restricted stock, which is 25% of the target payout, the award of which was conditional upon the Company meeting certain performance objectives in fiscal 2011. The number of shares awarded is determined based on the extent to which the objectives are achieved. Awarded shares of restricted stock vest 33 1/3% on each of the first three anniversaries of the date the shares are awarded, provided that the recipient remains employed by the Company or one of its subsidiaries on each such date. If awards are made, the vesting of these restricted stock awards is accelerated under certain circumstances. See “Potential Payments Upon Termination or Change-in-Control” below. The performance objectives set for fiscal 2011 were not achieved and no shares were issued pursuant to the FY2011 Performance-Based Restricted Stock Bonus Plan.

(3)	Restricted stock award vesting with respect to 8,994 shares on 8/23/2011.
(4)	Restricted stock award vesting with respect to 8,994 shares on each of 8/23/2011 and 8/23/2012.
(5)	Stock option vesting with respect to 13,491 shares on 8/23/2011.
(6)	Restricted stock award vesting with respect to approximately 8,994 shares on each of 8/23/2011, 8/23/2012 and 8/23/2013.
(7)	Stock option vesting with respect to approximately 13,490 shares on each of 8/23/2011 and 8/23/2012.
(8)	Restricted stock award vesting with respect to approximately 8,994 shares on each of 8/23/2011, 8/23/2012, 8/23/2013 and 8/23/2014.
(9)	Stock option vesting with respect to approximately 13,490 shares on each of 8/23/2011, 8/23/2012 and 8/23/2013.
(10)	Restricted stock award vesting with respect to approximately 13,333 shares on each of 10/1/2011, 10/1/2012 and 10/1/2013.
(11)	Stock option vesting with respect to approximately 13,490 shares on each of 8/23/2011, 8/23/2012, 8/23/2013 and 8/23/2014.
(12)	Restricted stock award vesting with respect to 12,100 shares on each of 10/1/2011, 10/1/2012 and 10/1/2013.
(13)	Stock option vesting with respect to 25,000 shares on 10/1/2011 and approximately 2,083 shares each month beginning on 11/1/2011 and ending on 10/1/2014.
(14)	Restricted stock award vesting with respect to 5,000 shares on 10/2/2011.
(15)	Stock option vesting with respect to 417 shares on each of 8/28/2011 and 9/28/2011.
(16)	Restricted stock award vesting with respect to approximately 6,666 shares on each of 10/2/2011 and 10/2/2012.
(17)	Stock option vesting with respect to 625 shares each month beginning on 8/2/2011 and ending on 10/2/2012.
(18)	Restricted stock award vesting with respect to 8,000 shares on each of 10/1/2011, 10/1/2012 and 10/1/2013.
(19)	Stock option vesting with respect to approximately 417 shares each month beginning on 8/2/2011 and ending on 10/2/2013.
(20)	Restricted stock award vesting with respect to 2,178 shares on each of 10/1/2011, 10/1/2012 and 10/1/2013.
(21)	Stock option vesting with respect to 10,000 shares on 10/1/2011 and approximately 833 shares each month beginning on 11/1/2011 and ending on 10/1/2014.
(22)	Restricted stock award vesting with respect to 5,000 shares on each of 6/12/2012 and 6/12/2013.
(23)	Restricted stock award vesting with respect to approximately 6,666 shares on each of 10/2/2011 and 10/2/2012.
(24)	Restricted stock award vesting with respect to 8,000 shares on each of 10/1/2011, 10/1/2012 and 10/1/2013.
(25)	Restricted stock award vesting with respect to 3,630 shares on each of 10/1/2011, 10/1/2012 and 10/1/2013.
(26)	Stock option vesting with respect to 417 shares on each of 8/28/2011 and 9/28/2011.
(27)	Stock option vesting with respect to 5,000 shares on each of 6/12/2012 and 6/12/2013.
(28)	Stock option vesting with respect to approximately 417 shares each month beginning on 8/2/2011 and ending on 10/2/2012.
(29)	Stock option vesting with respect to approximately 417 shares each month beginning on 8/2/2011 and ending on 10/2/2013.
(30)	Stock option vesting with respect to 10,000 shares on 10/1/2011 and approximately 833 shares each month beginning on 11/1/2011 and ending on 10/1/2014.
(31)	Restricted stock award vesting with respect to approximately 6,666 shares on each of 10/2/2011 and 10/2/2012.
(32)	Restricted stock award vesting with respect to approximately 6,666 shares on each of 10/1/2011, 10/1/2012 and 10/1/2013.
(33)	Restricted stock award vesting with respect to 2,178 shares on each of 10/1/2011, 10/1/2012 and 10/1/2013.
(34)	Stock option vesting with respect to approximately 208 shares on each of 8/28/2011 and 9/28/2011.
(35)	Stock option vesting with respect to approximately 313 shares each month beginning on 8/2/2011 and ending on 10/2/2012.
(36)	Stock option vesting with respect to approximately 208 shares each month beginning on 8/2/2011 and ending on 10/2/2013.
(37)	Stock option vesting with respect to 7,500 shares on 10/1/2011 and 625 shares each month beginning on 11/1/2011 and ending on 10/1/2014.

(38)	Restricted stock award vesting with respect to 3,334 shares on 10/2/2011.
(39)	Restricted stock award vesting with respect to approximately 6,666 shares on each of 10/2/2011 and 10/2/2012.
(40)	Restricted stock award vesting with respect to approximately 6,666 shares on each of 10/1/2011, 10/1/2012 and 10/1/2013.
(41)	Restricted stock award vesting with respect to 2,178 shares on each of 10/1/2011, 10/1/2012 and 10/1/2013.
(42)	Stock option vesting with respect to approximately 208 shares on each of 8/28/2011 and 9/28/2011.
(43)	Stock option vesting with respect to approximately 208 shares each month beginning on 8/2/2011 and ending on 10/2/2012.
(44)	Stock option vesting with respect to approximately 208 shares each month beginning on 8/2/2011 and ending on 10/2/2013.
(45)	Stock option vesting with respect to 7,500 shares on 10/1/2011 and 625 shares each month beginning on 11/1/2011 and ending on 10/1/2014.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2011

The following table summarizes the vesting of stock awards for each of the named executive officers during fiscal 2011. None of the named executive officers exercised stock options in fiscal 2011.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Joseph C. Lawler	—	—	44,968	266,660
Steven G. Crane	—	—	14,666	95,972
William R. McLennan	—	—	18,334	111,805
Peter L. Gray	—	—	8,333	54,498
David J. Riley	—	—	12,999	85,354

(1)	Represents the fair market value of the stock award on the date of vesting.

Potential Payments Upon Termination or Change-in-Control

We have entered into agreements with each of our named executive officers, which agreements provide for benefits in the event of termination of employment. These benefits vary based on whether the termination occurs before or within one year following a change in control of the Company.

Joseph C. Lawler

Mr. Lawler’s Executive Severance Agreement, dated August 23, 2004 (as amended to date, the “Agreement”), which was entered into at the time he commenced employment, provides in the event that his employment is terminated by the Company for a reason other than for Cause (as defined below) or by Mr. Lawler for Good Reason (as defined below), then the Company shall pay Mr. Lawler a one-time severance payment equal to 12 months of his then-current annual base salary plus his target bonus as in effect on his last day of employment. In addition, 50% of the portion of each of Mr. Lawler’s stock options and restricted stock awards made pursuant to his employment offer letter which would otherwise become vested on or before the first anniversary of the date his employment is terminated shall be immediately vested, such vested awards that were granted as restricted stock shall be free of restrictions and such vested awards that were granted as options shall remain exercisable for a period of six months following his last day of employment. In such case, the Company will also reimburse Mr. Lawler for the cost of COBRA for medical, dental and vision benefits for 12 months. In addition, the Agreement provides that in the event that his employment is terminated by the Company for a reason other than for Cause or by Mr. Lawler for Good Reason within 12 months following a Change of Control (as defined below), then the Company shall pay Mr. Lawler a one-time severance payment equal to 24 months of his then-current annual base salary plus two times his target bonus as in effect on his last day of employment. In addition, all of Mr. Lawler’s stock options and restricted stock awards which are not then vested shall immediately vest as of the date of termination, and such vested awards that were granted as restricted stock shall be free of restrictions and such vested awards that were granted as options shall remain exercisable for a period of six months following his last day of employment. In such case, the Company will also reimburse Mr. Lawler for the cost of COBRA for medical, dental and vision benefits for 18 months. The Agreement also provides that if Mr. Lawler’s employment is terminated without Cause or for Good Reason, either before or after a Change of Control, he shall be entitled to a pro rata share of his earned target bonus, determined in accordance with the terms and provisions of the applicable bonus plan. The Agreement is intended to comply with Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended (the “Code”). In the event that any amounts payable to Mr. Lawler under the Agreement are characterized as “excess parachute payments” under Section 280G of the Internal Revenue Code, then Mr. Lawler may elect to reduce the severance payments or have a portion of the stock options or restricted stock not vest.

For the purposes of Mr. Lawler’s Agreement, terms are defined as follows:

“Cause” is defined as a good faith finding by a majority of the members of the Board of the Company (excluding Mr. Lawler), after giving Mr. Lawler an opportunity to be heard, of (i) gross negligence or willful misconduct by Mr. Lawler in connection with his employment duties, (ii) willful repeated and continued failure by Mr. Lawler (other than due to disability) to perform his duties or responsibilities required pursuant to his employment, after written notice and an opportunity to cure, (iii) mis-appropriation by

Mr. Lawler of the assets or business opportunities of the Company, or its affiliates, having a material economic effect on the Company, (iv) embezzlement or other financial or other fraud committed by Mr. Lawler, (v) Mr. Lawler knowingly allowing any third party to commit any of the acts described in any of the preceding clauses (iii) or (iv), or (vi) Mr. Lawler’s conviction of, or entry of a plea of no contest with respect to, any felony or any crime involving moral turpitude. For the purposes of this Agreement, Mr. Lawler’s acts or omissions shall not be “willful” if conducted in good faith and with a reasonable belief that such conduct was in the best interests of the Company.

“Good Reason” is defined as: (i) the unilateral relocation by the Company of Mr. Lawler’s principal work place for the Company to a site more than 60 miles from Waltham, Massachusetts, (ii) a reduction in Mr. Lawler’s (A) then-current base salary without his consent, or (B) target bonus or a material reduction in benefits without Mr. Lawler’s consent, or unless other executive officers are similarly treated, (iii) material diminution of Mr. Lawler’s duties, authority or position as Chief Executive Officer of the Company, without his consent, (iv) any amendment to the officer indemnification provisions contained in Article Ninth of the Company’s certificate of incorporation that materially reduces the indemnification benefits to Mr. Lawler, (v) the failure of the Company to assign and of any successor to assume the obligations of the Company under the Agreement or Mr. Lawler’s offer letter, or (vi) the death or permanent and total disability (as defined in Section 22(e)(3) of the Code) of Mr. Lawler. Notwithstanding, Mr. Lawler shall not have “Good Reason” to voluntarily terminate his employment unless and until: (x) he provides notice to the Company of the event or condition constituting Good Reason not later than ninety (90) days after the occurrence thereof and (y) thirty (30) days shall have elapsed following such notice during which the Company has not remedied such event or condition.

“Change of Control” is defined as the first to occur of any of the following: (a) any person or group becomes the beneficial owner of a majority of the combined voting power of the then outstanding voting securities with respect to the election of the Board of the Company; (b) any merger, consolidation or similar transaction involving the Company, other than a transaction in which the stockholders of the Company immediately prior to the transaction hold immediately thereafter in the same proportion as immediately prior to the transaction not less than 50% of the combined voting power of the then voting securities with respect to the election of the Board of the resulting entity; or (c) any sale of all or substantially all of the assets of the Company.

Steven G. Crane, William R. McLennan and David J. Riley

Messrs. Crane, McLennan and Riley are parties to agreements entered into with each of them in July 2007 (as amended, the “Executive Severance Agreements”), which provide that in the event such individual’s employment is terminated by the Company, in the case of Messrs. Crane and Riley, or ModusLink Corporation, in the case of Mr. McLennan, without Cause (as defined below), then the executive officer will receive 12 months of continued base salary. In the event the executive officer’s employment is terminated by the Company without Cause (as defined below) or by the executive officer for Good Reason (as defined below) within one year after a Change of Control (as defined below) of the Company, then (i) the executive officer will receive (x) 12 months of continued base salary, and (y) his target bonus (each payable in 12 monthly installments) and (ii) all of the executive officer’s stock options which are then outstanding shall be immediately vested and shall remain exercisable for a period of 6 months following the executive officer’s last day of employment (but not to exceed the original term of such awards) and all of the executive officer’s restricted stock shall be immediately vested and free of restrictions. The Executive Severance Agreements are intended to comply with Section 409A of the Code. Also, under certain circumstances, in the event that any amounts payable to an executive officer under an Executive Severance Agreement would qualify as “excess parachute payments” under Section 280G of the Code, then we may not be obligated to pay to the executive officer that portion of the consideration that is payable as a result of the Change of Control as is necessary to eliminate any “excess parachute payments.”

For purposes of the Executive Severance Agreements, terms are defined as follows:

“Cause” is defined as a good faith finding by the Board of the Company after giving the executive an opportunity to be heard, of: (i) gross negligence or willful misconduct by the executive in connection with his employment duties, (ii) failure by the executive to perform his duties or responsibilities required pursuant to his employment, after written notice and an opportunity to cure, (iii) mis-appropriation by the executive for his personal use of the assets or business opportunities of the Company, or its affiliates, (iv) embezzlement or other financial fraud committed by the executive, (v) the executive knowingly allowing any third party to commit any of the acts described in any of the preceding clauses (iii) or (iv), or (vi) the executive’s indictment for, conviction of, or entry of a plea of no contest with respect to, any felony.

“Good Reason” is defined as: (i) the unilateral relocation by the Company of the executive’s principal work place for the Company to a site more than 60 miles from the executive’s principal office, (ii) a material reduction in the executive’s then-current salary without the executive’s consent or (iii) material diminution of the executive’s duties, authority or responsibilities, without the executive’s consent. In order to establish “Good Reason” for a termination, the executive must provide notice to the Company of the existence of the condition giving rise to “Good Reason” within 90 days following the initial existence of the condition, and the Company has 30 days following receipt of such notice to remedy such condition.

“Change of Control” is defined as the first to occur of any of the following:

(A) the acquisition by an individual, entity or group (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns 50% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (A), any acquisition directly from the Company shall not constitute a Change in Control; or

(B) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board of the Company (or, if applicable, the Board of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the Executive Severance Agreement or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(C) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 40% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(D) the liquidation or dissolution of the Company.

Peter L. Gray

The Company also entered into an agreement with Mr. Gray in August 2002. As amended to date, the agreement provides that in the event that his employment is terminated by the Company for a reason other than for Cause, then the Company shall pay Mr. Gray as severance pay his regular base salary, as in effect on his last day of employment, for one year following the termination date, payable in installments in accordance with the Company’s regular payroll practices, plus the bonus amount he would have been entitled to receive under the Company’s bonus plan then in effect for the fiscal year in which the termination occurred, determined in accordance with the applicable bonus plan (the “Bonus”), multiplied by a fraction, the numerator of which shall be the number of months that Mr. Gray was employed by the Company during the fiscal year in which his termination occurs and the denominator of which shall be twelve. In addition, the agreement provides that in the event that his employment is terminated by the Company for a reason other than for Cause or by Mr. Gray for Good Reason within one year following a Change of Control of the Company, then the Company shall pay Mr. Gray (i) a one-time severance payment equal to two times his then-current base salary and (ii) his Bonus multiplied by a fraction, the numerator of which shall be the number of months that Mr. Gray was employed by the Company during the fiscal year in which his termination occurs and the denominator of which shall be twelve. In the event Mr. Gray’s employment is terminated without Cause within one year following a Change of Control, all of his stock options which are then outstanding shall be immediately vested and shall remain exercisable for a period of 6 months following his last day of employment (but not to exceed the original term of such awards), and all of his restricted stock shall be immediately vested and free of restrictions. This agreement is intended to comply with Section 409A of the Code. Also, under certain circumstances, in the event that any amounts payable to Mr. Gray under this agreement would qualify as “excess parachute payments” under Section 280G of the Code, then we may not be obligated to pay to Mr. Gray that portion of the consideration that is payable as a result of the Change of Control as is necessary to eliminate any “excess parachute payments.” For purposes of Mr. Gray’s agreement, the definition of “Cause” is substantially similar to the definition of “Cause” in the Executive Severance Agreements, as set forth above, and the definitions of “Good Reason” and “Change of Control” are identical to those used in the Executive Severance Agreements.

The table below shows the estimated incremental value transfer to each named executive officer under various scenarios relating to a termination of employment. The table below assumes that such termination occurred on July 31, 2011. The actual amounts that would be paid to any named executive officer can only be determined at the time of an actual termination of employment and would vary from those listed below.

Termination without Cause and without a Change-in-Control(1)										Termination without Cause or for Good Reason within One Year Following a Change-in-Control
	Severance Pay ($)(2)	Non- Equity Incentive Plan Compen- sation ($)		Accele- rated Vesting of Stock Options ($)(3)		Accele- rated Vesting of Restricted Stock Awards ($)(3)	Other Benefits ($)		Total ($)	Severance Pay ($)(4)	Non- Equity Incentive Plan Compen- sation ($)		Accele- rated Vesting of Stock Options ($)(3)(5)	Accele- rated Vesting of Restricted Stock Awards ($)(3)	Other Benefits ($)		Total ($)
Joseph C. Lawler	1,451,250	806,250	(6)	0	(5)	51,888	14,402	(7)	2,323,090	2,902,500	806,250	(5)	0	696,537	21,604	(7)	4,426,891
Steven G. Crane	400,000	0		n/a		n/a	n/a		400,000	680,000	0		0	217,327	n/a		897,327
William R. McLennan	450,000	0		n/a		n/a	n/a		450,000	810,000	0		0	243,959	n/a		1,053,959
Peter L. Gray	489,600	0		n/a		n/a	n/a		489,600	795,600	0		0	167,047	n/a		962,647
David J. Riley	242,760	0		n/a		n/a	n/a		242,760	364,140	0		0	181,016	n/a		545,156

*	Payouts subject to 409A regulations.
(1)	Mr. Lawler’s agreement also provides for the same benefits in the event he terminates his employment for Good Reason, as defined on page 35 of this Proxy Statement.
(2)	As described above, severance pay consists of 12 months base salary plus target bonus for Mr. Lawler, 12 months of base salary for each of Messrs. Crane, McLennan and Riley and 12 months of base salary plus a pro rata earned bonus for Mr. Gray. For purposes of Mr. Gray’s calculation, the pro rata earned bonus is calculated assuming employment for 12 months and earned bonus at target.
(3)	Based on closing price of $4.19 per share on July 31, 2011.
(4)	As described above, severance pay consists of 24 months base salary plus two times target bonus for Mr. Lawler, 12 months of base salary plus target bonus for each of Messrs. Crane, McLennan and Riley and 24 months of base salary plus a pro rata earned bonus for Mr. Gray. For purposes of Mr. Gray’s calculation, the pro rata earned bonus is calculated assuming employment for 12 months and earned bonus at target.
(5)	Severance agreement provides for accelerated vesting of stock options, and “0” indicates that all stock options had exercise prices greater than the then current price of our Common Stock at July 31, 2011.
(6)	Pro rata earned bonus calculated assuming employment for 12 months and earned bonus at target.
(7)	Represents reimbursement of COBRA expenses.

Director Compensation

The table below sets forth certain information concerning our fiscal 2011 compensation of our Directors.

DIRECTOR COMPENSATION FOR FISCAL 2011

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	All Other Compensation ($)		Total ($)
Anthony Bay(4)	43,750	n/a	n/a	n/a		43,750
Virginia G. Breen(5)	83,250	79,998	n/a	n/a		163,248
Jeffrey J. Fenton(6)	55,083	79,998	60,400	n/a		195,482
Thomas H. Johnson(7)	89,500	79,998	n/a	47,800	(8)	217,298
Francis J. Jules(9)	106,500	79,998	n/a	n/a		186,498
Edward E. Lucente(10)	90,500	79,998	n/a	n/a		170,498
Michael J. Mardy(11)	92,500	79,998	n/a	n/a		172,498
Joseph M. O’Donnell(12)	56,000	79,998	60,400	n/a		196,398

(1)	The amounts shown in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value of awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the directors during fiscal 2011.
(2)	Restricted stock awards are subject to a restriction on transfer, which lapses on the first anniversary of the date of grant.
(3)	The fair value of each stock option award is estimated as of the date of grant using a binomial valuation model. Additional information regarding the assumptions used to estimate the fair value of all stock options awards is included in Note 13 to Consolidated Financial Statements contained in our Annual Report on Form 10-K for fiscal 2011.
(4)	Mr. Bay did not stand for re-election at the 2010 Annual Meeting of Stockholders.
(5)	As of July 31, 2011, Ms. Breen held 11,494 shares of restricted stock and options (vested and unvested) to purchase an aggregate of 39,200 shares of our Common Stock
(6)	As of July 31, 2011, Mr. Fenton held 11,494 shares of restricted stock and options (vested and unvested) to purchase an aggregate of 20,000 shares of our Common Stock.
(7)	As of July 31, 2011, Mr. Johnson held 11,494 shares of restricted stock and options (vested and unvested) to purchase an aggregate of 27,200 shares of our Common Stock.
(8)	Represents payment made to The Taffrail Group, LLC, an international advisory firm of which Mr. Johnson is the chief executive officer, for services rendered by The Taffrail Group to the Company.
(9)	As of July 31, 2011, Mr. Jules held 11,494 shares of restricted stock and options (vested and unvested) to purchase an aggregate of 34,400 shares of our Common Stock.
(10)	As of July 31, 2011, Mr. Lucente held 11,494 shares of restricted stock and options (vested and unvested) to purchase an aggregate of 27,200 shares of our Common Stock.
(11)	As of July 31, 2011, Mr. Mardy held 11,494 shares of restricted stock and options (vested and unvested) to purchase an aggregate of 34,400 shares of our Common Stock.
(12)	As of July 31, 2011, Mr. O’Donnell held 11,494 shares of restricted stock and options (vested and unvested) to purchase an aggregate of 20,000 shares of our Common Stock.

Members of the Board receive a combination of cash compensation and equity in the form of restricted stock awards, provided they are eligible under the applicable plan. In addition, all of the Directors of the Company receive reimbursement of expenses incurred with respect to attendance at meetings of the Board and meetings of committees thereof, which is not included in the above table.

The Board has adopted a Director Compensation Plan which governs cash compensation to Directors and under which all Directors are eligible to participate, other than any Director who (i) is an employee of the Company or any of its subsidiaries or affiliates or (ii) unless otherwise determined by the Board, is an affiliate, employee or designee of an institutional or corporate investor in the Company (an “Affiliated Director”). On December 8, 2010, the Board, upon recommendation of the Compensation Committee, amended the Director Compensation Plan. Pursuant to the Director Compensation Plan, each participating Director who is serving as a Director on the last day of any fiscal quarter shall receive a payment for such quarter of $12,500. Each participating Director who is serving as the chairperson of a committee of the Board on the last day of any fiscal quarter shall receive a payment of $1,250; provided, however, that the chairperson of the Audit Committee on the last day of any fiscal quarter shall receive a payment of $2,500. In addition, any Director serving as presiding director on the last day of any fiscal quarter shall receive a payment of $5,000 (prior to December 8, 2010, any Director serving as presiding director on the last day of any fiscal quarter received a payment of $2,500). Each participating Director who attends a telephonic meeting of the Board or a committee thereof shall receive a meeting fee of $500. Each participating Director who attends a meeting of the Board or a committee thereof, where a majority of the Directors attend such meeting in person, shall receive a meeting fee of $1,000.

In addition, pursuant to the amended Director Compensation Plan adopted on December 8, 2010, each Director, other than an Affiliated Director, will receive a restricted stock award for shares of Common Stock with a fair market value equal to $80,000 on the first business day of the calendar year following the annual meeting of stockholders provided that such Director was both serving as Director immediately prior to and immediately following such annual meeting, and had served on the Board for at least six months (unless otherwise determined by the Board). Such awards are subject to a restriction on transfer which lapses on the first anniversary of the date of grant.

Prior to December 8, 2010, each Director, other than an Affiliated Director, received a restricted stock award for 2,500 shares of Common Stock on the first business day of the calendar year following the annual meeting of stockholders provided that such Director was both serving as Director immediately prior to and immediately following such annual meeting, and had served on the Board for at least six months (unless otherwise determined by the Board). Such awards were subject to a restriction on transfer which lapsed on the first anniversary of the date of grant.

Previously, the members of the Board were granted stock options under the 2005 Non-Employee Director Plan (the “2005 Plan”). Per the terms of the 2005 Plan, all Directors, other than an Affiliated Director (as defined above), were automatically granted an option to acquire 20,000 shares of Common Stock (the “Initial Option”) upon election to the Board. Each Initial Option vested and became exercisable as to 1/36th of the number of shares of Common Stock originally subject to the option on each monthly anniversary of the date of grant, provided that the optionee serves as a Director on such monthly anniversary date. The 2005 Plan also provided that on the date of each annual meeting of stockholders of the Company, each eligible Director who was both serving as Director immediately prior to and immediately following such annual meeting, and who had served on the Board for at least six months, would automatically be granted an option to purchase 2,400 shares of Common Stock (an “Annual Option”). Each Annual Option vested and became exercisable as to 1/36th of the number of shares originally subject to the option on each monthly anniversary of the date of grant, provided that the optionee served as a Director on such monthly anniversary date. The option exercise price per share for each option granted under the 2005 Plan shall equal the closing price of the Common Stock on the date of grant. Except as otherwise provided in the applicable option agreement, each option granted under the 2005 Plan terminates, and may no longer be exercised, on the date that is ten years after the date of grant of such option. On September 23, 2009 and December 8, 2010, respectively, the Board, upon recommendation of the Compensation Committee, amended the 2005 Plan to eliminate the Annual Option and the Initial Option, in light of the transition to its practice of awarding restricted stock as the means of equity compensation to the members of the Board.

Prior to the adoption of the 2005 Plan, all Directors of the Company were eligible to receive non-statutory stock options to purchase shares of Common Stock under the Company’s 1999 Stock Option Plan for Non-Employee Directors, as amended (the “1999 Plan”). Since the adoption of the 2005 Plan, no further options have been or will be granted under the 1999 Plan. Under the 1999 Plan each eligible Director who was elected to the Board for the first time was granted an option to acquire 20,000 shares of Common Stock (the “1999 Initial Option”). Each Affiliated Director who ceased to be an Affiliated Director was granted, on the date such Director ceased to be an Affiliated Director but remained as a member of the Board, a 1999 Initial Option to acquire 20,000 shares of Common Stock under the 1999 Plan. Each 1999 Initial Option granted under the 1999 Plan and held by a current Director is fully vested and exercisable. On each anniversary of the grant of the 1999 Initial Option, each eligible Director was automatically granted an option to purchase 2,400 shares of Common Stock (a “1999 Annual Option”), provided that such eligible Director served as a Director on the applicable anniversary date. Each 1999 Annual Option granted under the 1999 Plan and held by a current Director is fully vested and exercisable.

The option exercise price per share for each option granted under the 1999 Plan equals the closing price of the Common Stock on the date of grant. Except as otherwise provided in the applicable option agreement, each option granted under the 1999 Plan shall terminate, and may no longer be exercised, on the date that is ten years after the date of grant of such option.

Each of the Directors has also entered into an Indemnification Agreement with the Company providing that the Company shall indemnify the Director to the fullest extent authorized or permitted by applicable law in the event that the Director is involved in any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether brought by or in the right of the Company or by any other party and whether of a civil, criminal, administrative or investigative nature, by reason of the fact that the Director is or was a Director of the Company, or is or was serving at the request of the Company as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses, judgments, fines and penalties, provided that the Director shall not have been finally adjudged to have engaged in willful misconduct or to have acted in a manner which was knowingly fraudulent or deliberately dishonest, or had reasonable cause to believe that his or her conduct was unlawful.

Compensation Committee Interlocks and Insider Participation

The Directors who served as members of the Compensation Committee during fiscal 2011 were Jeffrey J. Fenton (from and after November 24, 2010), Thomas H. Johnson, Francis J. Jules, Edward E. Lucente and Michael J. Mardy (from August 1, 2010 through November 24, 2010). No member of the Compensation Committee was at any time during fiscal 2011 or at any other time an officer or employee of the Company. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board or the Compensation Committee during fiscal 2011.

Independent Registered Public Accounting Firm Fees

The following is a summary of the fees billed to the Company by KPMG LLP for professional services rendered for the fiscal years ended July 31, 2011 and 2010:

Fee Category	Fiscal 2011 Fees	Fiscal 2010 Fees
Audit Fees(1)	2,056,212	1,879,463
Audit-Related Fees(2)	60,722	157,690
Tax Fees(3)	300,151	247,154
All Other Fees(4)	70,840	211,000

Total Fees	2,487,925	2,495,307

(1)	Audit fees for fiscal 2011 and fiscal 2010 consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements, and costs associated with compliance with Section 404 of the Sarbanes-Oxley Act of 2002.
(2)	Audit-related fees for fiscal 2011 and fiscal 2010 consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”
(3)	Tax fees for fiscal 2011 and fiscal 2010 consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services included assistance regarding federal, state and international tax compliance, customs and duties and international tax planning.
(4)	All other fees for fiscal 2011 and fiscal 2010 consist of fees billed for due diligence assistance services.

Audit Committee Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit services to be provided by the Company’s independent registered public accounting firm or other firms, and all non-audit services to be provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Company’s independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During fiscal 2011 and fiscal 2010, all services rendered by KPMG LLP to the Company were pre-approved by the Audit Committee.

Audit Committee Financial Expert

The Board has determined that Michael J. Mardy is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. Mr. Mardy is independent as defined in applicable Nasdaq listing standards.

Audit Committee Report

The Audit Committee of the Board has reviewed and discussed the Company’s audited financial statements for fiscal 2011 with the Company’s management. The Audit Committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61. The Audit Committee has discussed with KPMG LLP its independence and has received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee also considered whether KPMG LLP’s provision of non-audit services to the Company is compatible with maintaining KPMG LLP’s independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2011.

AUDIT COMMITTEE

Michael J. Mardy, Chair

Virginia G. Breen

Francis J. Jules

Joseph M. O’Donnell

The information contained in the foregoing report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference into any of the Company’s previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent specifically incorporated by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certain Relationships and Related Transactions

The Audit Committee of our Board has adopted a written policy and procedures for the review and approval of related-party transactions. A “related-party transaction” is a transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a “related person” or entity has a direct or indirect material interest). “Related persons” include the Company’s executive officers, directors, nominees for directors, 5% or more beneficial owners of our common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. When a potential related-party transaction is identified, management presents it to the Audit Committee to determine whether to approve or ratify it.

The Audit Committee reviews the material facts of any related-party transaction and either approves or disapproves of the entry into the transaction. In the course of reviewing the related-party transaction, the Audit Committee considers whether (i) the transaction is fair and reasonable to the Company, (ii) under all of the circumstances the transaction is in, or not inconsistent with, the Company’s best interests, and (iii) the transaction will be on terms no less favorable to the Company than could have been obtained in an arms’ length transaction with an unrelated third party. If advance approval of a related-party transaction is not feasible, then the transaction will be considered and, if the Audit Committee determines it to be appropriate, ratified by the Audit Committee. No director may participate in the approval of a transaction for which he or she is a related party.

When a related-party transaction is ongoing, any amendments or changes are reviewed and the transaction is reviewed annually for reasonableness and fairness to the Company.

In fiscal 2011, there were no related-party transactions involving the Company and a related person.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the SEC.

Based solely on its review of the copies of such forms received or written representations from certain reporting persons, the Company believes that, during fiscal 2011, its officers, directors and ten-percent stockholders complied with all applicable Section 16(a) filing requirements applicable to such individual. There are no known failures to file a required Form 3, Form 4 or Form 5.

Annual Report on Form 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2011, including exhibits, is available without charge upon request from the Company. Requests for copies of the Annual Report on Form 10-K should be sent to the Company’s Office of Investor Relations at ModusLink Global Solutions, Inc., 1601 Trapelo Road, Waltham, Massachusetts 02451.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of our Proxy Statement, 2011 Annual Report or Notice of Internet Availability of Proxy Materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write, email or call our Investor Relations department at 1601 Trapelo Road, Waltham, Massachusetts 02451, email: ir@moduslink.com, or telephone: (781) 663-5012. If you want to receive separate copies of the Proxy Statement, 2011 Annual Report or Notice of Internet Availability of Proxy Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address, email or telephone number.

Manner and Cost of Proxy Solicitation

We will pay for the entire cost of soliciting proxies. The Company estimates that the total expenditures relating to the Company’s current proxy solicitation (other than salaries and wages of officers and employees) will be approximately $[ ], of which approximately $[ ] has been incurred as of the date hereof. In addition to solicitation by mail, our directors and the executive officers identified in Appendix I may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements. Additional information about persons who are participants in this proxy solicitation is set forth in Appendix I.

We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, we have retained Innisfree M&A Incorporated (“Innisfree”) to assist in the proxy solicitation for a fee up to $300,000, plus reimbursement of out-of-pocket expenses. Innisfree has advised the Company that approximately 50 of its employees will be involved in the proxy solicitation by Innisfree on behalf of the Company. In addition, Innisfree and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

Other Matters

The Board does not know of any other matter which may properly come before the 2011 Meeting. If any other matters are properly presented to the 2011 Meeting, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

Proposals of Stockholders for 2012 Annual Meeting and Nomination of Directors

Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company’s Proxy Statement, Notice of Internet Availability of Proxy Materials and proxy card for the Company’s 2012 Annual Meeting of Stockholders (the

“2012 Annual Meeting”) must be submitted to the Secretary of the Company at its offices, 1601 Trapelo Road, Waltham, Massachusetts 02451, no later than [    ]. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and the Company’s Bylaws, as applicable.

If a stockholder of the Company wishes to present a proposal or nominate a director before the 2012 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company’s Proxy Statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice no earlier than [    ] and no later than [    ] (unless the Company’s 2012 Annual Meeting is held before [    ] or after [    ], in which case different deadlines are established by the Company’s Bylaws) and the stockholder must comply with the provisions of the Company’s Bylaws. If a stockholder fails to provide timely notice of a proposal to be presented at the 2012 Annual Meeting, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2012 Annual Meeting.

If you have any questions or need additional assistance, please contact the Company’s proxy solicitor:

INNISFREE M&A INCORPORATED

Stockholders Call Toll-Free: 877-750-5836

Banks and Brokers Call Collect: 212-750-5833

By Order of the Board of Directors,

Peter L. Gray, Executive Vice President,
General Counsel and Secretary

Waltham, Massachusetts

[    ], 2011

Appendix I

SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS

Unless otherwise noted, capitalized terms used but not defined in this Appendix I shall have the meanings ascribed to them in the Proxy Statement to which this Appendix I is attached.

The Company, its Directors, its nominees for Directors and certain of its executive officers and employees are participants in a solicitation of proxies in connection with the 2011 Meeting. The Directors, nominees for Directors, executive officers and employees of the Company who are participants in the solicitation (the “Participants”) are listed below.

Directors and Nominees

The principal occupations of our Directors and nominees for Directors who are considered “participants” in our solicitation are set forth under the section above titled “Proposal 1—Election of Directors” of this Proxy Statement. The business address of each of the Directors and nominees for Directors is c/o ModusLink Global Solutions, Inc., 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451.

Virginia G. Breen

Jeffrey J. Fenton

Thomas H. Johnson

Francis J. Jules

Joseph C. Lawler

Edward E. Lucente

Michael J. Mardy

Joseph M. O’Donnell

Officers and Employees

The principal occupations of our executive officers and employees who are considered “participants” in our solicitation of proxies are set forth below. The principal occupation refers to such person’s position with the Company, and the business address is c/o ModusLink Global Solutions, Inc., 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451.

Name	Principal Occupation
Joseph C. Lawler	Chairman, President and Chief Executive Officer
Steven G. Crane	Chief Financial Officer
Peter L. Gray	Executive Vice President, General Counsel and Secretary
Robert M. Joyce	Director, Investor Relations

Information Regarding Ownership of the Company’s Securities by Participants

The shares of our common stock beneficially owned or held as of September 30, 2011 by the persons listed above under “Directors and Nominees” and by Mr. Crane and Mr. Gray, are set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management” of this proxy statement. Mr. Joyce holds 1,000 shares of restricted common stock.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding grants, purchases and sales of the Company’s securities by Participants during the past two years.

Name	Transaction Date	# of Shares	Transaction Type
Virginia G. Breen	1/4/2010 1/3/2011	2,500 11,494	1 1
Jeffrey J. Fenton	10/25/2010 11/1/2010 1/3/2011	14,400 20,000 11,494	5 2 1

Thomas H. Johnson	1/4/2010 1/3/2011	2,500 11,494		1 1
Francis J. Jules	1/4/2010 1/3/2011	2,500 11,494		1 1
Joseph C. Lawler	8/23/2010 10/1/2010 10/1/2010 3/3/2011 8/23/2011 9/30/2011 10/1/2011	(14,280 76,300 100,000 7,018.219 (11,424 183,100 (8,076	) ) )	3 1 2 4 3 2 3
Edward E. Lucente	10/14/2009 1/4/2010 7/2/2010 1/3/2011	2,000 2,500 2,000 11,494		5 1 5 1
Michael J. Mardy	10/15/2009 1/4/2010 7/7/2010 1/3/2011 6/15/2011	1,000 2,500 1,000 11,494 2,000		5 1 5 1 5
Joseph M. O’Donnell	11/1/2010 1/3/2011	20,000 11,494		2 1
Steven G. Crane	10/2/2009 10/2/2009 10/2/2009 4/24/2010 9/28/2010 10/1/2010 10/1/2010 10/2/2010 9/30/2011 10/1/2011 10/2/2011	20,000 (1,588 20,000 (3,705 (953 30,534 40,000 (3,705 70,600 (3,232 (3,705	) ) ) ) ) )	1 3 2 3 3 1 2 3 2 3 3
Peter L. Gray	10/2/2009 10/2/2009 6/18/2010 9/28/2010 10/1/2010 10/1/2010 10/2/2010 9/30/2011 10/1/2011 10/2/2011	20,000 10,000 (530 (530 26,534 30,000 (2,117 58,900 (2,809 (2,117	) ) ) ) )	1 2 3 3 1 2 3 2 3 3
Robert M. Joyce	7/28/2011	1,000		1

(1)	Restricted stock grant.
(2)	Stock option grant.
(3)	Payment of tax liability by withholding securities incident to vesting of restricted stock.
(4)	Automatic purchase made pursuant to a dividend reinvestment election made at the time of opening of brokerage account.
(5)	Open market purchase.

Miscellaneous Information Concerning Participants

Except as described in this Appendix I or otherwise disclosed in the Proxy Statement, to the Company’s knowledge:

•	No associate of any Participant beneficially owns, directly or indirectly, any securities of the Company.

•	No Participant beneficially owns, directly or indirectly, any securities of the Company.

•	No Participant owns any securities of the Company of record that such Participant does not own beneficially.

•

Since the beginning of the Company’s last fiscal year, no Participant or any of his or her associates or immediate family members was a party to any transaction, or is to be a party to any currently proposed transaction, in which (a) the Company was or is to be a participant, (b) the amount involved exceeded or exceeds $120,000 and (c) any such Participant, associate or immediate family member had or will have a direct or indirect material interest.

•

No Participant or any of his or her associates has any arrangements or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

•

No Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or giving or withholdings of proxies.

•

No Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2011 Meeting other than, with respect to each Director nominee, such nominee’s interest in election to the Board.

Except as otherwise disclosed in the Proxy Statement, (a) no occupation carried on by any Director during the past five years was carried on with any corporation or organization that is a parent, subsidiary or other affiliate of the Company, (b) there are no family relationships among any of the Directors and any executive officers of the Company, nor is there any arrangement or understanding between any Director, executive officer and any other person pursuant to which that Director or executive officer was selected as a Director or executive officer of the Company, as the case may be, and (c) there are no material proceedings in which any Director or executive officer of the Company is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company or any of its subsidiaries.

Appendix II

EXECUTION COPY

MODUSLINK GLOBAL SOLUTIONS, INC.

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

as Rights Agent

Tax Benefit Preservation Plan

Dated as of October 17, 2011

TAX BENEFIT PRESERVATION PLAN

Tax Benefit Preservation Plan, dated as of October 17, 2011 (this “Plan”), between MODUSLINK GLOBAL SOLUTIONS, INC., a Delaware corporation (the “Company”), and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, a New York limited liability trust company, as Rights Agent (the “Rights Agent”).

RECITALS

WHEREAS, on October 17, 2011, the Board of Directors (the “Board”) of the Company adopted this Plan, and has authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock (as defined in Section 1.6) of the Company outstanding at the close of business on October 28, 2011 (the “Record Date”) and has authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date and the Expiration Date (as such terms are defined in Sections 3.1 and 7.1, respectively), each Right initially representing the right to purchase one ten-thousandth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock, par value $.01 per share (the “Series A Preferred”), of the Company having the rights, powers and preferences set forth in the form of Certificate of Designations of Series A Junior Participating Preferred Stock attached hereto as Exhibit A (as amended from time to time), upon the terms and subject to the conditions hereinafter set forth; provided, however, that Rights may be issued with respect to Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22;

WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”), its ability to use Tax Benefits (as defined herein) for income tax purposes could be substantially limited or lost altogether; and

WHEREAS, the Company views the Tax Benefits as highly valuable assets of the Company, which are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions.

For purposes of this Plan, the following terms have the meanings indicated:

1.1. “Acquiring Person” shall mean any Person who or which, from and after the date of this Plan, shall be the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, but shall not include (i) an Exempt Person or (ii) any Existing Holder, unless and until such time as such Existing Holder shall become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless upon acquiring such Beneficial Ownership, such Existing Holder does not Beneficially Own 4.99% or more of the Common Stock then outstanding. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.99% or more of the Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.99% or more of the Common Stock then outstanding solely by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional Common Stock, such Person does not Beneficially Own 4.99% or more of the Common Stock then outstanding. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1.1, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it

Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1.1, then such Person shall not be deemed to be or have become an “Acquiring Person” at any time for any purposes of this Plan. For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 and the Treasury Regulations promulgated thereunder.

1.2. “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Plan and, to the extent not included within the foregoing, shall also include, with respect to any Person, any other Person whose Stock or other securities (i) would be deemed constructively owned by such first Person for purposes of Section 382, (ii) would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such first Person and such other Person are included or (iii) otherwise would be deemed aggregated with the Stock or other securities owned by such first Person pursuant to the provisions of Section 382.

1.3. A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of any securities:

1.3.1. which such Person, directly or indirectly, has the Right to Acquire; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own (i) securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock until such time as such securities are converted or exchanged into or exercised for Common Stock except to the extent the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382; (ii) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person, until such tendered securities are accepted for purchase or exchange; (iii) securities which such Person has a Right to Acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person or (iv) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person prior to the Distribution Date or pursuant to Section 3.1 or Section 22 (“Original Rights”) or pursuant to Section 11.9 or Section 11.15 with respect to an adjustment to Original Rights;

1.3.2. which such Person, directly or indirectly, has or shares the right to vote or dispose of, or otherwise has “beneficial ownership” of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act); provided, however, that Beneficial Ownership arising solely as a result of any such Person’s participation in a “group” (within the meaning of Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) shall be determined under Section 1.3.3 of this Plan and not under this Section 1.3.2; or

1.3.3. of which any other Person is the Beneficial Owner, if such Person has any agreement, arrangement or understanding (whether or not in writing) with such other Person with respect to acquiring, holding, voting or disposing of such securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this Section 1.3.3 shall cause a Person engaged in business as an underwriter of securities or member of a selling group to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, and then only if such securities continue to be owned by such Person at the expiration of such 40 calendar days, or such later date as the Board of the Company may determine in any specific case.

Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1.3, a Person shall be deemed the Beneficial Owner of, and shall be deemed to Beneficially Own, Stock held by any other Person that such Person would be deemed to constructively own or that otherwise would be aggregated with Stock owned by such Person pursuant to Section 382, or any successor provision or replacement provision and the Treasury Regulations thereunder.

No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1.3), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

1.4. “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

1.5. “close of business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.

1.6. “Common Stock” when used with reference to the Company shall mean the Common Stock, par value $.01 per share, of the Company. “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management of, such other Person or, if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person, and which has issued and outstanding such capital stock, equity securities or equity interest.

1.7. “Exempt Person” shall mean (i) the Company, any Subsidiary of the Company, in each case including, without limitation, the officers and members of the boards of directors thereof acting in their fiduciary capacities, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, and (ii) any Person deemed to be an “Exempt Person” in accordance with Section 28 or Section 29.

1.8. “Existing Holder” shall mean any Person who, immediately prior to the first public announcement of the adoption of this Plan, is the Beneficial Owner of 4.99% or more of the Common Stock then outstanding.

1.9. “Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity, or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

1.10. “Right to Acquire” shall mean a legal, equitable or contractual right to acquire (whether directly or indirectly and whether exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise), pursuant to any agreement, arrangement or understanding, whether or not in writing (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act of 1933, as amended (the “Securities Act”)), or upon the exercise of any option, warrant or right, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

1.11. “Section 382” means Section 382 of the Code or any successor or replacement provisions and the Treasury Regulation promulgated thereunder.

1.12. “Stock” means with respect to any Person, such Person’s (i) common stock, (ii) preferred shares (other than preferred shares described in Section 1504(a)(4) of the Code) and (iii) any other interest that would be treated as “stock” of such Person pursuant to Treasury Regulation § 1.382-2T(f)(18).

1.13. “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

1.14. “Subsidiary” of any Person shall mean any partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, of record or beneficially, directly or indirectly, by such Person.

1.15. “Shareholder Approval” shall mean the approval of this Plan by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock (or other shares that vote together with the Common Stock as one class for purposes of such an approval) that are present in person or by proxy at a Shareholder Meeting and entitled to vote on the proposal to approve this Plan.

1.16. “Shareholder Meeting” shall mean the annual meeting of shareholders of the Company, or any adjournment thereof, duly held in accordance with the Third Amended and Restated Bylaws of the Company, as amended from time to time, the Restated Certificate of Incorporation of the Company, as amended from time to time, and applicable law.

1.17. “Tax Benefits” shall mean net operating losses, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries and any other tax attribute the benefit of which is subject to possible limitation under Section 382.

1.18. “Treasury Regulations” means the final and temporary regulations promulgated by the United States Department of the Treasury under the Code as amended or superseded from time to time.

1.19. A “Trigger Event” shall be deemed to have occurred upon any Person becoming an Acquiring Person.

1.20. The following terms shall have the meanings defined for such terms in the Sections set forth below:

Term	Section
Adjustment Shares	11.1.2
Board	Recitals
Book Entry Shares	3.1
Code	Recitals
common stock equivalent	11.1.3
Company	Preamble
current per share market price	11.4.1
Current Value	11.1.3
Distribution Date	3.1
equivalent preferred stock	11.2
Exchange Act	1.2
Exchange Consideration	27.1
Exemption Request	28
Expiration Date	7.1
Final Expiration Date	7.1
NASDAQ	9
Original Rights	1.3.2
Plan	Preamble
Principal Party	13.2
Purchase Price	4
Record Date	Recitals
Redemption Price	23.1
Requesting Person	28
Right	Recitals
Right Certificate	3.1
Rights Agent	Preamble
Securities Act	1.10
Security	11.4.1
Series A Preferred	Recitals
Spread	11.1.3
Substitution Period	11.1.3
Summary of Rights	3.2
Trading Day	11.4.1
Trust	27.1
Trust Agreement	27.1
Waiver Request	29

Section 2. Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as rights agent for the Company and the holders of the Rights (who, in accordance with Section 3, shall prior to the Distribution Date, also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any such other rights agents shall be as the Company shall determine. Contemporaneously with such appointment, if any, the Company shall notify the Rights Agent thereof.

Section 3. Issuance of Right Certificates.

3.1. Rights Evidenced by Stock Certificates. Until the earlier of (i) the close of business on the tenth (10th) Business Day after the Stock Acquisition Date or (ii) the close of business on the tenth (10th) Business Day after the date of the commencement of, or first public announcement of the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming the Beneficial Owner of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates for Common Stock registered in the names of the holders thereof or, in the case of uncertificated Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry (which certificates for Common Stock and Book Entry Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Stock. The preceding sentence notwithstanding, (A) prior to the occurrence of a Distribution Date specified as a result of an event described in clauses (i) or (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date in order to make a determination pursuant to Sections 7.1(v), 7.1(vi), 29 or 30 or (B) prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company (or, if requested, the Rights Agent) will send, by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Affiliate or Associate of an Acquiring Person), at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

3.2. Summary of Rights. On the Record Date or as soon as practicable thereafter, the Company will send or cause to be sent a copy of a Summary of Rights to Purchase Series A Preferred, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Record Date (other than any Acquiring Person or any Affiliate or Associate of any Acquiring Person) at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock. Any failure to send a copy of the Summary of Rights shall not invalidate the Rights or affect their transfer with the Common Stock. With respect to certificates representing Common Stock and Book Entry Shares outstanding as of the close of business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof or Book Entry Shares, as applicable, together with a copy of the Summary of Rights and the registered holders of the Common Stock shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier Expiration Date), the surrender for transfer of any certificate for Common Stock or Book Entry Shares outstanding at the close of business on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby and the Book Entry Shares, as applicable.

3.3. New Certificates and Uncertificated Shares After Record Date. Certificates for Common Stock that become outstanding (whether upon issuance out of authorized but unissued Common Stock, disposition out of treasury or transfer or exchange of outstanding Common Stock) after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date, shall have impressed, printed, stamped, written or otherwise affixed onto them a legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Tax Benefit Preservation Plan between ModusLink Global Solutions, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of October 17, 2011 as the same may be amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights (as defined in the Plan) will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. As described in the Plan, Rights which are owned by, transferred to or have been owned by Acquiring Persons (as defined in the Plan) or any Affiliate or Associate (as defined in the Plan) of any Acquiring Person shall become null and void and will no longer be transferable.

With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the Distribution Date (or the earlier Expiration Date), the Rights associated with the Common Stock represented by such certificates and such Book Entry Shares shall be evidenced solely by such certificates or the Book Entry Shares alone, and the surrender for transfer of any such certificates or Book Entry Shares, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock that are no longer outstanding.

Notwithstanding this Section 3.3, neither the omission of the legend required hereby, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.

Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and assignment, including the certifications therein, to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates, whenever issued, shall be dated as of the Record Date, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Series A Preferred as shall be set forth therein at the price per one ten-thousandth of a share of Series A Preferred set forth therein (the “Purchase Price”), but the number of such one ten-thousandths of a share of Series A Preferred and the Purchase Price shall be subject to adjustment as provided herein.

Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by the Chairman, President and Chief Executive Officer, the Chief Financial Officer or the Executive Vice President and General Counsel of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or any Assistant Secretary of the Company or by such officers as the Board may designate, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.

Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of this Plan, including, but not limited to, Section 11.1.2 and Section 14, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 27) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one ten-thousandths of a share of Series A Preferred as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly executed and properly completed, the Right Certificate or Right Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof or any Affiliate or Associate of such registered holder or such Beneficial Owner (or such former Beneficial Owner), in each case, as the Company shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up or combination or exchange of such Right Certificates.

Subject to the provisions of Section 11.1.2, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

7.1. Exercise of Rights. Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one ten-thousandths of a share of Series A Preferred (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the “Expiration Date”) that is the earliest of (i) the close of business on October 17, 2014 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13.3 at which time the Rights are deemed terminated, (iv) the time at which the Rights are exchanged as provided in Section 27, (v) if Shareholder Approval is not obtained at the Shareholder Meeting, the close of business on the date of such Shareholder Meeting, or the close of business on February 28, 2012, if Shareholder Approval has not otherwise been obtained by that date, (vi) the close of business on the effective date of the repeal of Section 382 if the Board determines that this Plan is no longer necessary or desirable for the preservation of the Tax Benefits, or (vii) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available under Section 382 or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes.

7.2. Purchase. The Purchase Price for each one ten-thousandth of a share of Series A Preferred pursuant to the exercise of a Right shall be initially $20.00, shall be subject to adjustment from time to time as provided in Sections 11, 13 and 26 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.

7.3. Payment Procedures. Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification properly completed and duly executed, accompanied by payment of the aggregate Purchase Price for the total number of one ten-thousandths of a share of Series A Preferred to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 9, in cash or by certified or cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Series A Preferred (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Series A Preferred to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Series A Preferred issuable upon exercise of the Rights hereunder with a depositary agent, requisition from such depositary agent depositary receipts representing interests in such number of one ten-thousandths of a share of Series A Preferred as are to be purchased (in which case certificates for the Series A Preferred represented by such receipts shall be deposited by the transfer agent with such depositary agent) and the Company hereby directs such depositary agent to comply with all such requests; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 or otherwise in accordance with Section 11.1.3; (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to the registered holder of such Right Certificate, or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to the registered holder of such Right Certificate, or upon the order of the registered holder of such Right Certificate, to such other Person as designated by such holder. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

7.4. Partial Exercise. In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14.

7.5. Full Information Concerning Ownership. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 or as set forth in this Section 7 unless the certification contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been properly completed and duly executed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof or any Affiliate or Associate of such registered holder or such Beneficial Owner (or such former Beneficial Owner), in each case, as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records or physical records of all cancelled or destroyed Rights Certificates which have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to Rights Certificates cancelled or destroyed by the Rights Agent.

Section 9. Reservation and Availability of Capital Stock. The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued Series A Preferred (and, following the occurrence of a Trigger Event, out of its authorized and unissued Common Stock or other securities or out of its shares held in its treasury) the number of shares of Series A Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

So long as the Series A Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on The NASDAQ Global Select Market (“NASDAQ”) or any other national securities exchange or traded in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the NASDAQ or such other exchange or market upon official notice of issuance upon such exercise.

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Series A Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary, to permit the issuance of Series A Preferred upon the exercise of Rights, to register and qualify such Series A Preferred under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, from time to time for a period of time not to exceed one hundred twenty (120) days in any particular instance, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective or in order to prepare and file any supplement or amendment to such registration statement that the Board determines to be necessary and appropriate under applicable law. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Series A Preferred (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for the Series A Preferred (or Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Series A Preferred (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the registered holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

Section 10. Series A Preferred Record Date. Each Person in whose name any certificate for Series A Preferred (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Series A Preferred (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was duly made; provided, however, that if the date of such surrender and payment is a date upon which the Series A Preferred (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Series A Preferred (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby (or an exchange pursuant to Section 27), the holder of a Right Certificate shall not be entitled to any rights of a holder of Series A Preferred (or Common Stock or other securities, as the case may be) for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of shares of Series A Preferred or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

11.1. Post-Execution Events.

11.1.1. Corporate Dividends, Reclassifications, Etc. In the event the Company shall, at any time after the date of this Plan, (A) declare and pay a dividend on the Series A Preferred payable in Series A Preferred, (B) subdivide the outstanding Series A Preferred, (C) combine the outstanding Series A Preferred into a smaller number of shares of Series A Preferred or (D) issue any shares of its capital stock in a reclassification of the Series A Preferred (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Series A Preferred transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11.1.1 and Section 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.

11.1.2. Acquiring Person Events; Triggering Events. Subject to Section 27, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one ten-thousandths of a share of Series A Preferred for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Plan and in lieu of Series A Preferred, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one ten-thousandths of a share of Series A Preferred for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the then-current per share market price of the Common Stock (determined pursuant to Section 11.4) on the first of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (the “Adjustment Shares”); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding the foregoing, upon and after the occurrence of a Trigger Event, any Rights that are or were acquired or Beneficially Owned by (1) any Acquiring Person or any Affiliate or Associate of an Acquiring Person, (2) a transferee of any Acquiring Person (or any Affiliate or Associate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of any Acquiring Person (or any Affiliate or Associate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become void without any further action, and any holder (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Plan or otherwise. From and after the Trigger Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.

The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to any Acquiring Person or any Affiliate or Associate of an Acquiring Person or transferees hereunder.

From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exercised pursuant to this Section 11.1.2 shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11.1.2.

11.1.3. Insufficient Shares. The Company may at its option substitute for Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares of Series A Preferred or fraction thereof such that the then current per share market price of one share of Series A Preferred multiplied by such number or fraction is equal to the then current per share market price of one share of Common Stock. In the event that upon the occurrence of a Trigger Event there shall not be sufficient Common Stock authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right (other than Rights which have become null and void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Series A Preferred, (4) other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value as the Common Stock) (each such share of preferred stock or fractions of shares of preferred stock constituting a “common stock equivalent”)), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the occurrence of a Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Stock (to the extent available) and then, if necessary, such number or fractions of Series A Preferred (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is unlikely that sufficient additional Common Stock would be authorized for issuance upon exercise in full of the Rights within the thirty (30) day period set forth above, such period may be extended and re-extended to the extent necessary, but not more than one hundred twenty (120) days following the occurrence of a Trigger Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period as may be extended, the “Substitution Period”). To the extent that the Company determines that some actions need be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11.1.3, the value of a share of Common Stock shall be the then current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11.1.3.

11.2. Dilutive Rights Offering. In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Series A Preferred entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Series A Preferred (or securities having the same rights, privileges and preferences as the Series A Preferred (“equivalent preferred stock”)) or securities convertible into Series A Preferred or equivalent preferred stock at a price per share of Series A Preferred or per share of equivalent preferred stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Series A Preferred or equivalent preferred stock) less than the then current per share market price of the Series A Preferred (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Series A Preferred and shares of equivalent preferred stock outstanding on such record date plus the number of shares of Series A Preferred and shares of equivalent preferred stock which the aggregate offering price of the total number of shares of Series A Preferred and/or shares of equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such then-current per share market price and the denominator of which shall be the number of shares of Series A Preferred and shares of equivalent preferred stock outstanding on such record date plus the number of additional Series A Preferred and/or shares of equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Series A Preferred and shares of equivalent preferred stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

11.3. Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of the Series A Preferred (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or a dividend payable in Series A Preferred (which dividend, for purposes of this Plan, shall be subject to the provisions of Section 11.1.1(A))) or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Series A Preferred (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Series A Preferred and the denominator of which shall be such then-current per share market price of the Series A Preferred (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

11.4. Current Per Share Market Value.

11.4.1. General. For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to, but not including, such date; provided, however, that in the event that the then current per share market price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current per share market price” shall be appropriately adjusted to reflect the then current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if the Security is not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if on such date the Security is not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported thereby or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, “current per share market price” shall mean the fair value per share as determined in good faith by the Board or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

11.4.2. Series A Preferred. Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the “current per share market price” of the Series A Preferred shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the then-current per share market price of the Series A Preferred cannot be determined in the manner described in Section 11.4.1, the “current per share market price” of the Series A Preferred shall be conclusively deemed to be an amount equal to 10,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Plan) multiplied by the then-current per share market price of the Common Stock (as determined pursuant to Section 11.4.1). If neither the Common Stock nor the Series A Preferred are publicly held or so listed or traded, or if on any such date neither the Common Stock nor the Series A Preferred are so quoted and no such market maker is making a market in either the Common Stock or the Series A Preferred, “current per share market price” of the Series A Preferred shall mean the fair value per share as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For purposes of this Plan, the “current per share market price” of one ten-thousandth of a share of Series A Preferred shall be equal to the “current per share market price” of one share of Series A Preferred divided by 10,000.

11.5. Insignificant Changes. No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-hundred thousandth of a share of Series A Preferred or the nearest ten-thousandth of a share of Common Stock or other share or security, as the case may be.

11.6. Shares Other Than Series A Preferred. If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Series A Preferred, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Series A Preferred contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Series A Preferred shall apply on like terms to any such other shares.

11.7. Rights Issued Subsequent to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one ten-thousandths of a share of Series A Preferred and shares of other capital stock or other securities, assets or cash of the Company, if any, purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

11.8. Effect of Adjustments on Existing Rights. Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one ten-thousandths of a share of Series A Preferred (calculated to the nearest one-hundred thousandth of a share of Series A Preferred) obtained by (i) multiplying (x) the number of one ten-thousandths of a share of Series A Preferred covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

11.9. Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one ten-thousandths of a share of Series A Preferred issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Series A Preferred for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

11.10. Right Certificates Unchanged. Irrespective of any adjustment or change in the Purchase Price or the number of one ten-thousandths of a share of Series A Preferred issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one ten-thousandths of a share of Series A Preferred which were expressed in the initial Right Certificates issued hereunder.

11.11. Par Value Limitations. Before taking any action that would cause an adjustment reducing the Purchase Price below one ten-thousandth of the then par value, if any, of the Series A Preferred or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Series A Preferred or other such shares at such adjusted Purchase Price.

11.12. Deferred Issuance. In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of Series A Preferred and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Series A Preferred and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

11.13. Reduction in Purchase Price. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Series A Preferred, issuance wholly for cash of any of the Series A Preferred at less than the then-current market price, issuance wholly for cash of Series A Preferred or securities which by their terms are convertible into or exchangeable for Series A Preferred, dividends on Series A Preferred payable in Series A Preferred or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Series A Preferred shall not be taxable to such stockholders.

11.14. Company Not to Diminish Benefits of Rights. The Company covenants and agrees that after the earlier of the Stock Acquisition Date or Distribution Date it will not, except as permitted by Section 23, Section 26 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

11.15. Adjustment of Rights Associated with Common Stock. Notwithstanding anything contained in this Plan to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock payable in shares of Common Stock, (ii) effect a subdivision or consolidation of the outstanding Common Stock (by reclassification or otherwise than by the payment of dividends payable in shares of Common Stock), or (iii) combine the outstanding Common Stock into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 or 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock or the Series A Preferred a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if before the Distribution Date, to each holder of a certificate representing shares of Common Stock or Book Entry Shares in respect thereof) in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

13.1. Certain Transactions. In the event that, from and after the first occurrence of a Trigger Event, directly or indirectly, (A) the Company shall consolidate with, or merge with and into, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other Person or cash or any other property, or (C) the Company shall sell, exchange, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, exchange, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more wholly-owned Subsidiaries of the Company in one or more transactions each of which complies with Section 11.14), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (other than Rights which have become null and void pursuant to Section 11.1.2) shall thereafter have the right to receive, upon the exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one ten-thousandths of a share of Series A Preferred for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12), in accordance with the terms of this Plan and in lieu of Series A Preferred or Common Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradable Common Stock of the Principal Party (as such term is hereinafter defined) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (x) multiplying the then current Purchase Price by the number of one ten-thousandths of a share of Series A Preferred for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12) and (y) dividing that product by 50% of the then current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11.4) on the date of consummation of such consolidation, merger, sale or transfer; provided that the price per Right so payable and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6 to reflect any events covered thereby occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all of the obligations and duties of the Company pursuant to this Plan; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13.1, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13.1, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of this Section 13.1 and Section 13.2 shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Plan as the same shall have been assumed by the Principal Party pursuant to this Section 13.1 and Section 13.2 and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party, at its own expense, shall:

(1) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

(2) use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the NASDAQ or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the NASDAQ or such securities exchange;

(3) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

(4) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

In case the Principal Party has a provision in any of its authorized securities or in its articles or certificate of incorporation or by-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, Common Stock or common stock equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11.4) or securities exercisable for, or convertible into, Common Stock or common stock equivalents of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13), or (ii) providing for any special payment, taxes, charges or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provision of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

The Company covenants and agrees that it shall not, at any time after the Trigger Event, enter into any transaction of the type described in clauses (A) through (C) of this Section 13.1 if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13.2 shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights. The provisions of this Section 13 shall similarly apply to successive transactions of the type described in clauses (A) through (C) of this Section 13.1.

13.2. Principal Party. “Principal Party” shall mean:

(i) in the case of any transaction described in clauses (A) or (B) of the first sentence of Section 13.1: (i) the Person that is the issuer of the securities into which the Common Stock is converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Stock of which has the greatest aggregate market value of shares outstanding, or (ii) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the Common Stock of which has the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

(ii) in the case of any transaction described in clause (C) of the first sentence in Section 13.1, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding; provided, however, that in any such case described in the foregoing clause (i) or (ii) of this Section 13.2, if the shares of Common Stock of such Person are not at such time or have not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the shares of Common Stock of which are and have been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the shares of Common Stock of all of which are and have been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

13.3. Approved Acquisitions. Notwithstanding anything contained herein to the contrary, upon the consummation of any merger or other acquisition transaction of the type described in clause (A), (B) or (C) of Section 13.1 involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Affiliates or Associates) which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Plan and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7.1.

Section 14. Fractional Rights and Fractional Shares.

14.1. Cash in Lieu of Fractional Rights. The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11.15). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the then-current market value of a whole Right. For the purposes of this Section 14.1, the then-current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if the Rights are not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the then-current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

14.2. Cash in Lieu of Fractional Shares of Series A Preferred. The Company shall not be required to issue fractions of shares of Series A Preferred (other than fractions which are integral multiples of one ten-thousandth of a share of Series A Preferred) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Series A Preferred (other than fractions which are integral multiples of one ten-thousandth of a share of Series A Preferred). Interests in fractions of shares of Series A Preferred in integral multiples of one ten-thousandth of a share of Series A Preferred may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Series A Preferred represented by such depositary receipts. In lieu of fractional shares of Series A Preferred that are not integral multiples of one ten-thousandth of a share of Series A Preferred, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the then-current per share market price of one share of Series A Preferred (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

14.3. Cash in Lieu of Fractional Shares of Common Stock. The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

14.4. Waiver of Right to Receive Fractional Rights or Shares. The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.

Section 15. Rights of Action. All rights of action in respect of this Plan, except the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce this Plan, and may institute and maintain any suit, action or proceeding against the Company to enforce this Plan, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person (including, without limitation, the Company) subject to this Plan.

Section 16. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of the Common Stock;

(b) as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with all required certifications completed; and

(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate or Book Entry Share) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate or Book Entry Share made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Series A Preferred or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Plan in reliance upon any Right Certificate or certificate for the Series A Preferred or the Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation or limited liability company or other entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation or limited liability company or other entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or limited liability company succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation or limited liability company or other entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

20.1. Legal Counsel. The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

20.2. Certificates as to Facts or Matters. Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman, President and Chief Executive Officer, the Chief Financial Officer or the Executive Vice President and General Counsel of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.

20.3. Standard of Care. The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

20.4. Reliance on Plan and Right Certificates. The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

20.5. No Responsibility as to Certain Matters. The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 13, 23 or 27 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Series A Preferred or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any Series A Preferred will, when so issued, be validly authorized and issued, fully paid and nonassessable.

20.6. Further Assurance by Company. The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

20.7. Authorized Company Officers. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman, President and Chief Executive Officer, the Chief Financial Officer or the Executive Vice President and General Counsel of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Plan, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Plan and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable to the Company for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three (3) Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking of any such action (or the effective date in the case of omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

20.8. Freedom to Trade in Company Securities. The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

20.9. Reliance on Attorneys and Agents. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, omission, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

20.10. Incomplete Certificate. If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate of an Acquiring Person), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

20.11. Rights Holders List. At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon thirty (30) days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock and/or Series A Preferred, as applicable, by registered or certified mail. Following the Distribution Date, the Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and/or Series A Preferred, as applicable, by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the State of New York or the State of Delaware (or any other state of the United States so long as such Person is authorized to do business as a banking institution in the State of New York or the State of Delaware) in good standing, having an office in the State of New York or the State of Delaware, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and/or Series A Preferred, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities heretofore or hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption.

23.1. Right to Redeem. The Board may, at its option, at any time prior to a Trigger Event, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in Common Stock (based on the “current per share market price,” determined pursuant to Section 11.4, of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish.

23.2. Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give, notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. The failure to give notice required by this Section 23.2 or any defect therein shall not affect the validity of the action taken by the Company. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 27, and other than in connection with the purchase, acquisition or redemption of Common Stock prior to the Distribution Date.

Section 24. Notice of Certain Events. In case the Company shall propose at any time after the earlier of the Stock Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Series A Preferred or to make any other distribution to the holders of Series A Preferred (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividends, or a stock dividend on, or a subdivision, combination or reclassification of the Common Stock), or (b) to offer to the holders of Series A Preferred rights or warrants to subscribe for or to purchase any additional Series A Preferred or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Series A Preferred (other than a reclassification involving only the subdivision of outstanding Series A Preferred), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type excluded from the definition of “Beneficial Ownership” in Section 1.3), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Series A

Preferred and/or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Series A Preferred for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Series A Preferred and/or Common Stock, whichever shall be the earlier.

In case any event set forth in Section 11.1.2 or Section 13 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2 and Section 13, and (ii) all references in this Section 24 to Series A Preferred shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 25. Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

ModusLink Global Solutions, Inc.

1601 Trapelo Road

Waltham, MA 02451

Attention: General Counsel

Subject to the provisions of Section 21 and Section 24, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attention: Corporate Trust Department

With a copy to:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attention: General Counsel

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Stock or of any Book Entry Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company or the transfer agent or registrar for the Common Stock; provided that prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Plan and no other notice need be given.

Section 26. Supplements and Amendments. For so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of Rights or Common Stock. From and after the time that the Rights are no longer redeemable, the Company may, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Plan without the approval of any holders of Rights (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (ii) to make any other changes or provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, including but not limited to extending the Final Expiration Date; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable as to an Acquiring Person or an Affiliate or Associate of an Acquiring Person, other than in accordance with this sentence; provided further, that the right of the Board to extend the Distribution Date shall not require any amendment or supplement hereunder. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment; provided that any supplement or amendment that does not amend Sections 18, 19, 20 or 21 hereof or this Section 26 or any other Section of this Plan in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. The Company shall promptly provide the Rights Agent with written notice of such supplement or amendment.

Section 27. Exchange.

27.1. Exchange of Common Stock for Rights. The Board may, at its option, at any time after the occurrence of a Trigger Event, exchange Common Stock for all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Consideration”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding. From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exchanged pursuant to this Section 27.1 shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 27.1. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 27, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Stock or Series A Preferred (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

27.2. Exchange Procedures. Immediately upon the effectiveness of the action of the Board ordering the exchange for any Rights pursuant to Section 27.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become null and void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.

27.3. Insufficient Shares. The Company may at its option substitute, and, in the event that there shall not be sufficient Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 27, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Series A Preferred or fraction thereof (or equivalent preferred stock, as such term is defined in Section 11.2) such that the then-current per share market price

(determined pursuant to Section 11.4) of one share of Series A Preferred (or equivalent preferred share) multiplied by such number or fraction is equal to the then-current per share market price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange.

Section 28. Process to Seek Exemption Prior to Trigger Event. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person beneficially owning 4.99% or more of the then outstanding Common Stock (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 28, request that the Board grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1.7 hereof for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Exemption Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.

Section 29. Waiver Subsequent to Stock Acquisition Date. The Board may, of its own accord or upon the request of a stockholder (a “Waiver Request”), subsequent to a Stock Acquisition Date and prior to the Distribution Date, and in accordance with this Section 29, grant an exemption with respect to any Acquiring Person under this Plan so that such Acquiring Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1.7 hereof for purposes of this Plan. A Waiver Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Waiver Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, a Waiver Request shall set forth (i) the name and address of the Acquiring Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Acquiring Person, together with all Affiliates and Associates of the Acquiring Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Acquiring Person acquired Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Acquiring Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Waiver Request. The Acquiring Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Waiver Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board shall only grant an exemption for an Acquiring Person if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by such Acquiring Person does not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s Tax Benefits. The facts and circumstances with respect to the Trigger Event, including whether to grant an exemption, shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and such Acquiring Person and disinterested with respect to the Trigger Event, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of any exemption granted pursuant to this Section 29.

Section 30. Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 31. Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

Section 32. Determination and Actions by the Board or Committee Thereof. The Board, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including, without limitation, a determination to redeem or not redeem the Rights or amend this Plan). In administering this Plan and exercising the rights and powers specifically granted to the Board and to the Company hereunder, and in interpreting this Plan and making any determination hereunder, the Board, or a duly authorized committee thereof, may consider any and all facts, circumstances or information it deems to be necessary, useful or appropriate. All such actions, calculations, interpretations and determinations that are done or made by the Board, or a duly authorized committee thereof, in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties to the fullest extent permitted by applicable law.

Section 33. Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 34. Governing Law. This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 35. Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 36. Descriptive Headings. Descriptive headings of the several Sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed, as of the day and year first above written.

MODUSLINK GLOBAL SOLUTIONS, INC.

By:	/s/ Peter L. Gray
	Name:	Peter L. Gray
	Title:	Executive Vice President and General Counsel

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Paula Caroppoli
	Name:	Paula Caroppoli
	Title:	Senior Vice President

(Signature Page to Tax Benefit Preservation Plan)

EXHIBIT A

FORM OF CERTIFICATE OF DESIGNATIONS

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

MODUSLINK GLOBAL SOLUTIONS, INC.

(Pursuant to Section 151 of the

Delaware General Corporation Law)

ModusLink Global Solutions, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (hereinafter called the “Board of Directors” or the “Board”) as required by Section 151 of the General Corporation Law at a meeting duly called and held on October 17, 2011.

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board in accordance with the provisions of the Restated Certificate of Incorporation of the Corporation, the Board hereby creates a series of Preferred Stock, par value $.01 per share (the “Preferred Stock”), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, powers and preferences, and qualifications, limitations and restrictions thereof as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred”) and the number of shares constituting the Series A Preferred shall be 140,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred.

Section 2. Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior and superior to the Series A Preferred with respect to dividends, the holders of shares of Series A Preferred, in preference to the holders of Common Stock, par value $.01 per share (the “Common Stock”), of the Corporation, and of any other stock ranking junior to the Series A Preferred, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Preferred as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Preferred shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(D) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Preferred, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at such meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Preferred have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Preferred being entitled to cast a number of votes per share of Series A Preferred as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(D). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(D) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Preferred at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(D) shall be in addition to any other voting rights granted to the holders of the Series A Preferred in this Section 3.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred, except dividends paid ratably on the Series A Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred, or any shares of stock ranking on a parity with the Series A Preferred, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Preferred purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Restated Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred unless, prior thereto, the holders of Series A Preferred shall have received an amount per share (the “Series A Liquidation Preference”) equal to $10,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount to be distributed per share to holders of Common Stock, or (ii) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred, except distributions made ratably on the Series A Preferred and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of Series A Preferred were entitled immediately prior to such event under the proviso in clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred and the holders of such parity shares in proportion to their respective liquidation preferences.

(C) Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The Series A Preferred shall not be redeemable by the Corporation.

Section 9. Rank. The Series A Preferred shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to all series of any other class of the Corporation’s Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series A Preferred.

Section 10. Amendment. At any time any shares of Series A Preferred are outstanding, the Restated Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred, voting separately as a single class.

Section 11. Fractional Shares. Series A Preferred may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred.

*                    *                     *

IN WITNESS WHEREOF, MODUSLINK GLOBAL SOLUTIONS, INC. has caused this certificate to be executed on behalf of the Corporation by the undersigned authorized officer this 17th day of October, 2011.

Name:
Title:

EXHIBIT B

[Form of Right Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER OCTOBER 17, 2014 OR EARLIER IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN, IF THE COMPANY IS MERGED OR ACQUIRED PURSUANT TO AN AGREEMENT OF THE TYPE DESCRIBED IN SECTION 13.3 OF THE TAX BENEFIT PRESERVATION PLAN (THE “PLAN”), IF SECTION 382 (AS DEFINED IN THE PLAN) OR ANY SUCCESSOR STATUTE IS REPEALED AND THE BOARD OF DIRECTORS DETERMINES THAT THE PLAN IS NO LONGER NECESSARY OR DESIRABLE FOR THE PRESERVATION OF THE TAX BENEFITS (AS DEFINED IN THE PLAN) OR IF THE BOARD OF DIRECTORS DETERMINES THAT THE TAX BENEFITS ARE FULLY UTILIZED OR NO LONGER AVAILABLE UNDER SECTION 382 (AS DEFINED IN THE PLAN) OR THAT AN OWNERSHIP CHANGE UNDER SECTION 382 WOULD NOT ADVERSELY IMPACT IN ANY MATERIAL RESPECT THE TIME PERIOD IN WHICH THE COMPANY COULD USE THE TAX BENEFITS, OR MATERIALLY IMPAIR THE AMOUNT OF THE TAX BENEFITS THAT COULD BE USED BY THE COMPANY IN ANY PARTICULAR TIME PERIOD, FOR APPLICABLE TAX PURPOSES. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.0001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE PLAN. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 11.1.2 OF THE PLAN), RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO AN ACQUIRING PERSON (AS DEFINED IN THE PLAN), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate

MODUSLINK GLOBAL SOLUTIONS, INC.

This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of October 17, 2011, as the same may be amended from time to time (the “Plan”), between ModusLink Global Solutions, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. (New York time) on October 17, 2014, at the offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one ten-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $.01 per share (the “Series A Preferred”), of the Company, at a purchase price of $20.00 per one ten-thousandth of a share of Series A Preferred, subject to adjustment (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Right Certificate (and the number of one ten-thousandths of a share of Series A Preferred which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of October 17, 2011, based on the Series A Preferred as constituted at such date. Capitalized terms used in this Right Certificate without definition shall have the meanings ascribed to them in the Plan. As provided in the Plan, the Purchase Price and the number of shares of Series A Preferred which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Plan are on file at the principal offices of the Company and the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one ten-thousandths of a share of Series A Preferred as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Plan, the Board may, at its option, (i) redeem the Rights evidenced by this Right Certificate at a redemption price of $.0001 per Right or (ii) exchange Common Stock for the Rights evidenced by this Certificate, in whole or in part.

No fractional Series A Preferred will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Series A Preferred which are integral multiples of one ten-thousandth of a share of Series A Preferred, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Series A Preferred or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

If any term, provision, covenant or restriction of the Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

This Right Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officer of the Company and its corporate seal.

Dated as of                     , 20    .

MODUSLINK GLOBAL SOLUTIONS, INC.

By
Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,

as Rights Agent

By
Authorized Signature

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder

desires to transfer the Right Certificate.)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

(Please print name and address

of transferee)

Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                          Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

The undersigned hereby certifies that:

(1) the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or Associate of an Acquiring Person; and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to

exercise the Right Certificate.)

To: ModusLink Global Solutions, Inc.

The undersigned hereby irrevocably elects to exercise                              Rights represented by this Right Certificate to purchase the Series A Preferred issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such stock (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) be issued in the name of (or to, as the case may be):

__________________________________________________________________

(Please print name and address)

__________________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number __________________________________________

__________________________________________________________________

                             (Please print name and address)

__________________________________________________________________

Dated:

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

The undersigned hereby certifies that:

(1) the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or Associate of an Acquiring Person; and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature

NOTICE

The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate of an Acquiring Person and such Assignment or Election to Purchase will not be honored.

EXHIBIT C

As described in the Tax Benefit Preservation Plan, Rights which are held by or have been held by an Acquiring Person or any Affiliate or Associate of an Acquiring

Person (as defined in the Tax Benefit Preservation Plan) and certain transferees thereof shall become null and void and will no longer be transferable.

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED STOCK

On October 17, 2011, the Board of Directors of ModusLink Global Solutions, Inc. (the “Company”) declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock, par value $.01 (the “Common Stock”), of the Company outstanding at the close of business on October 28, 2011 (the “Record Date”). As long as the Rights are attached to the Common Stock, the Company will issue one Right (subject to adjustment) with each new share of Common Stock so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one ten-thousandth of a share of Series A Junior Participating Preferred Stock (the “Series A Preferred”), par value $.01 of the Company at a price of $20.00 per one ten-thousandth of a share of Series A Preferred, subject to adjustment (the “Purchase Price”). The description and terms of the Rights are set forth in a Tax Benefit Preservation Plan, dated as of October 17, 2011, as the same may be amended from time to time (the “Plan”), between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”).

By adopting the Plan, the Board of Directors is seeking to protect the Company’s ability to use its net operating losses, any loss or deducting attributable to a “net unrealized built-in loss” and other tax attributes (collectively, “Tax Benefits”). The Company views its Tax Benefits as highly valuable assets of the Company, which are likely to inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the “Code”), its ability to use the Tax Benefits could be substantially limited, and the timing of the usage of the Tax Benefits could be substantially delayed, which could significantly impair the value of the Tax Benefits. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. The Plan is intended to act as a deterrent to any person acquiring 4.99% or more of the outstanding shares of Common Stock without the approval of the Board of Directors. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.99% of the Common Stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Board of Directors believes it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Plan.

Until the earlier to occur of (i) the close of business on the tenth (10th) business day following a public announcement that a person or group has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Common Stock (an “Acquiring Person”) or (ii) the close of business on the tenth (10th) business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the Common Stock (the earlier of (i) and (ii) being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificates or, with respect to any uncertificated Common Stock registered in book entry form, by notation in book entry, in either case together with a copy of this Summary of Rights. The Board can postpone the Distribution Date in certain circumstances. Shares held by persons participating in a group are deemed to be beneficially owned by all persons treated as the same entity for purposes of Section 382 of the Code. The Plan provides that any person who beneficially owned 4.99% or more of the Common Stock immediately prior to the first public announcement of the adoption of the Plan (each an “Existing Holder”), shall not be deemed to be an “Acquiring Person” for purposes of the Plan unless the Existing Holder becomes the beneficial owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock). However, if upon acquiring beneficial ownership of one or more additional shares of Common Stock, the Existing Holder does not beneficially own 4.99% or more of the Common Stock then outstanding, the Existing Holder shall not be deemed to be an “Acquiring Person” for purposes of the Plan. The Plan includes a procedure whereby the Board of Directors will consider requests (a) to exempt certain acquisitions of Common Stock of the Company from the applicable ownership trigger if the Board determines that the acquisition will not jeopardize or endanger the availability of the Tax Benefits to the Company and (b) solely before a person beneficially owns shares of Common Stock equal to or exceeding 4.99% of the Common Stock then outstanding, to exempt certain acquisitions of Common Stock of the Company from the applicable ownership trigger if the Board determines that the acquisition is in the best interests of the Company even if it jeopardizes or endangers the availability of the Tax Benefits.

The Plan provides that until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), new Common Stock certificates issued after the close of business on the Record Date upon transfer or new issuance of the Common Stock will contain a notation incorporating the Plan by reference, and the Company will deliver a notice to that effect upon the transfer or new issuance of book entry shares. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the surrender for transfer of any certificates for Common Stock, with or without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate or the book entry shares. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire, unless earlier redeemed or exchanged by the Company or terminated, on the earliest to occur of: (i) October 17, 2014, subject to the Company’s right to extend such date (the “Final Expiration Date”), (ii) if stockholder approval of the Plan is not obtained at the annual stockholder meeting (or any adjournment thereof), the close of business on the date of such stockholder meeting (or adjournment, if applicable), or the close of business on February 28, 2012, if stockholder approval of the Plan has not otherwise been obtained by that date, (iii) the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board determines that the Plan is no longer necessary or desirable for the preservation of the Tax Benefits or (iv) the time at which the Board of Directors determines that the Tax Benefits are fully utilized or no longer available under Section 382 of the Code or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes.

Each share of Series A Preferred purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share or, if greater, an aggregate dividend of 10,000 times the dividend, if any, declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Series A Preferred will be entitled to a minimum preferential liquidation payment of $10,000 per share (plus any accrued but unpaid dividends), provided that such holders of the Series A Preferred will be entitled to an aggregate payment of 10,000 times the payment made per share of Common Stock. Each share of Series A Preferred will have 10,000 votes and will vote together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Series A Preferred will be entitled to receive 10,000 times the amount received per share of Common Stock. Series A Preferred will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Series A Preferred’s dividend, liquidation and voting rights, the value of one ten-thousandth of a share of Series A Preferred purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

The Purchase Price payable, and the number of shares of Series A Preferred or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Series A Preferred, (ii) upon the grant to holders of the Series A Preferred of certain rights or warrants to subscribe for or purchase Series A Preferred or convertible securities at less than the current market price of the Series A Preferred or (iii) upon the distribution to holders of the Series A Preferred of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of

50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in Series A Preferred (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).

In the event that a Person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and shares of the Common Stock were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be null and void), will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two times the then current Purchase Price of the Right. In the event that, after a Person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of the Right.

At any time after a Person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence of the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding Common Stock, the Board of Directors may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which will have become null and void), in whole or in part, for Common Stock at an exchange rate of one share of Common Stock per Right (subject to adjustment).

No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Series A Preferred or Common Stock will be issued (other than fractions of Series A Preferred which are integral multiples of one ten-thousandth of a share of Series A Preferred, which may, at the election of the Company, be evidenced by depository receipts), and in lieu thereof, a payment in cash will be made based on the market price of the Series A Preferred or Common Stock on the last trading date prior to the date of exercise.

The Rights may be redeemed in whole, but not in part, at a price of $.0001 per Right (the “Redemption Price”) by the Board of Directors at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

Any of the provisions of the Plan may be amended by the Board of Directors, or a duly authorized committee thereof, for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Plan in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or any affiliate or associate of an Acquiring Person).

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K. A copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, which is incorporated herein by reference.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

À TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED À

W H I T E P R O X Y

MODUSLINK GLOBAL SOLUTIONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints [             and             ], and each of them, the proxies of the undersigned, with full power of substitution, to attend the 2011 Annual Meeting of Stockholders of ModusLink Global Solutions, Inc. (the “Company”) to be held at [                                         ], on [DATE], at 9:00 a.m. Eastern time, and at any adjournments or postponements thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote, upon the following matters.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned shareholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR the Company’s nominees in Proposal 1, FOR Proposals 2, 3, 4 and 5, and AGAINST Proposal 6.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby revokes all prior proxies that the undersigned has given with respect to the Annual Meeting and any adjournment or postponement thereof.

(Continued, and to be signed and dated on the reverse side.)

MODUSLINK GLOBAL SOLUTIONS, INC.

YOUR VOTE IS IMPORTANT.

Please take a moment now to vote your shares of ModusLink Global Solutions, Inc.

Common stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS:

1. Vote by Telephone – Please call toll-free in the U.S. or Canada at 1-866-756-9897, on a touch-tone phone. If outside the U.S. or Canada, call 1-215-521-1351. Please follow the simple instructions. You will be required to provide the unique control number printed below.

OR

2. Vote by Internet – Please access https://www.proxyvotenow.com/mlnk, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone of Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3. Vote by Mail – If you do not wish to vote by telephone or over the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: ModusLink Global Solutions, Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

À TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED À

☒	Please mark your vote as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE COMPANY’S NOMINEES IN PROPOSAL 1,

“FOR” PROPOSALS 2, 3, 4 AND 5, AND “AGAINST” PROPOSAL 6.

Election of Class III Directors	FOR all nominees	WITHHOLD authority from all nominees	*EXCEPTIONS
Nominees:
01 – Thomas H Johnson
02 – Jeffrey J. Fenton	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for an individual nominee, mark the “Exceptions” box and write nominee’s name in the space provided below.)

*Exceptions

	FOR	AGAINST	ABSTAIN
2. Advisory Vote on Executive Compensation	☐	☐	☐
	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
3. Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation	☐	☐	☐	☐
	FOR	AGAINST	ABSTAIN
4. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year	☐	☐	☐
5. Approve the Tax Benefit Preservation Plan	☐	☐	☐
6. Stockholder proposal recommending that the Board amend the Company’s certificate of incorporation and bylaws, if properly presented at the 2011 Meeting	☐	☐	☐
7. Such other business that may properly come before the Meeting or any adjournments or postponements thereof.

Date: ,	2011

Signature

Signature

Title

NOTE: Please sign exactly as your name or names appear hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please print full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person